--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 20, 2004
Securitized Products Group [MORGAN STANLEY LOGO OMITTED]

--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS

                                  $875,000,000
                                  APPROXIMATELY

                           CDC MORTGAGE CAPITAL TRUST
                                 SERIES 2004-HE1

                       MORTGAGE PASS-THROUGH CERTIFICATES

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 20, 2004
Securitized Products Group [MORGAN STANLEY LOGO OMITTED]

--------------------------------------------------------------------------------

                           APPROXIMATELY $875,000,000

                   CDC MORTGAGE CAPITAL TRUST SERIES 2004-HE1

                            CDC MORTGAGE CAPITAL INC.
                                     SELLER

                          COUNTRYWIDE HOME LOANS, INC.
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------

--------------------------------------------------------------------------------
                                                                     MODIFIED
                                    EXPECTED RATINGS     AVG LIFE    DURATION
OFFERED                              (FITCH/MOODY'S/     TO CALL /   TO CALL /
CLASSES  DESCRIPTION   BALANCE $          S&P)          MTY(1)(2)   MTY(1)(2)(3)
--------------------------------------------------------------------------------
 A-1(4)   Floater     400,266,000     AAA/Aaa/AAA      2.78 / 3.02  2.71 / 2.92
--------------------------------------------------------------------------------
  A-2     Floater     200,226,000     AAA/Aaa/AAA      2.79 / 3.02  2.71 / 2.92
--------------------------------------------------------------------------------
  A-3     Floater      91,000,000     AAA/Aaa/AAA      1.49 / 1.49  1.48 / 1.48
--------------------------------------------------------------------------------
  A-4     Floater      35,827,000     AAA/Aaa/AAA      6.16 / 7.05  5.89 / 6.66
--------------------------------------------------------------------------------
  M-1     Floater      53,218,000     AA /Aa2/ AA      5.35 / 5.90  5.12 / 5.59
--------------------------------------------------------------------------------
  M-2     Floater      44,349,000       A /A2/A        5.33 / 5.82  4.99 / 5.38
--------------------------------------------------------------------------------
  M-3     Floater      15,966,000      A- /A3/ A-      5.32 / 5.71  4.95 / 5.27
--------------------------------------------------------------------------------
  B-1     Floater      11,974,000   BBB+/Baa1/ BBB+    5.32 / 5.62  4.90 / 5.14
--------------------------------------------------------------------------------
  B-2     Floater      11,087,000    BBB/Baa2/ BBB     5.32 / 5.47  4.87 / 4.98
--------------------------------------------------------------------------------
  B-3     Floater      11,087,000   BBB-/Baa3/ BBB-    5.11 / 5.11  4.44 / 4.44
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             INITIAL                   FINAL
OFFERED         PAYMENT WINDOW TO         SUBORDINATION                LEGAL
CLASSES          CALL / MTY(1)(2)             LEVEL        BENCHMARK   MATURITY
--------------------------------------------------------------------------------
 A-1(4)   03/04 - 02/12 / 03/04 - 06/21       18.00%       1 M LIBOR   6/25/2034
--------------------------------------------------------------------------------
  A-2     03/04 - 02/12 / 03/04 - 09/21       18.00%       1 M LIBOR   6/25/2034
--------------------------------------------------------------------------------
  A-3     03/04 - 10/07 / 03/04 - 10/07       18.00%       1 M LIBOR   6/25/2034
--------------------------------------------------------------------------------
  A-4     10/07 - 02/12 / 10/07 - 09/21       18.00%       1 M LIBOR   6/25/2034
--------------------------------------------------------------------------------
  M-1     05/07 - 02/12 / 05/07 - 08/18       12.00%       1 M LIBOR   6/25/2034
--------------------------------------------------------------------------------
  M-2     04/07 - 02/12 / 04/07 - 04/17       7.00%        1 M LIBOR   6/25/2034
--------------------------------------------------------------------------------
  M-3     03/07 - 02/12 / 03/07 - 07/15       5.20%        1 M LIBOR   6/25/2034
--------------------------------------------------------------------------------
  B-1     03/07 - 02/12 / 03/07 - 08/14       3.85%        1 M LIBOR   6/25/2034
--------------------------------------------------------------------------------
  B-2     03/07 - 02/12 / 03/07 - 08/13       2.60%        1 M LIBOR   6/25/2034
--------------------------------------------------------------------------------
  B-3     03/07 - 02/12 / 03/07 - 04/12       1.35%        1 M LIBOR   6/25/2034
--------------------------------------------------------------------------------

Notes:  (1) Certificates are priced to the 10% optional clean-up call.
        (2) Based on the pricing prepayment speed. See details below.
        (3) Run at par.
        (4) The Class A-1 Certificates are insured by FSA.

ISSUER:                           CDC Mortgage Capital Trust Series 2004-HE1

DEPOSITOR:                        Morgan Stanley ABS Capital I Inc.

SELLER:                           CDC Mortgage Capital Inc.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 2
--------------------------------------------------------------------------------

ORIGINAL LOAN SELLERS:            Aames Capital Corporation, Accredited Home
                                  Lenders, Inc., Aegis Mortgage Corporation,
                                  Ameriquest Mortgage Company, BNC Mortgage,
                                  Inc., Chapel Mortgage Corporation, The CIT
                                  Group / Consumer Finance Inc. (and its
                                  affiliates), Encore Credit Corp., First Banc
                                  Mortgage, Inc., The First Guaranty Mortgage
                                  Corporation, Impac Funding Corporation (and it's affiliate, Novelle Financial Services,
                                  Inc.), Lenders Direct Capital Corporation,
                                  Master Financial, Inc., Oakmont Mortgage,
                                  People's Choice Home Loan, Inc., and SIB
                                  Mortgage Corp.

SERVICER:                         Countrywide Home Loans, Inc.

CLASS A-1 INSURER:                Financial Security Assurance Inc.

TRUSTEE:                          Deutsche Bank National Trust Company

MANAGERS:                         Morgan Stanley (lead manager); CDC Securities,
                                  Banc of America Securities LLC, Greenwich
                                  Capital Markets and Countrywide Securities
                                  Corporation (co-managers).

RATING AGENCIES:                  Fitch Ratings, Moody's Investors Service,
                                  Standard & Poor's Ratings Services

CLASS A CERTIFICATES:             Class A-1, A-2, A-3, and A-4 Certificates

GROUP III CLASS A CERTIFICATES:   Class A-3 and A-4 Certificates

CLASS M CERTIFICATES:             Class M-1, M-2 and M-3 Certificates

CLASS B CERTIFICATES:             Class B-1, B-2 and B-3 Certificates

OFFERED CERTIFICATES:             Class A, M and B Certificates

EXPECTED PRICING DATE:            January [  ], 2004

EXPECTED CLOSING DATE:            February 25, 2004 through DTC, Euroclear and
                                  Clearstream, Luxembourg. The Offered
                                  Certificates will be settled without accrued interest.

DISTRIBUTION DATES:               The 25th of each month, or if such day is not
                                  a business day, on the next business day, beginning March 25, 2004.

PREPAYMENT PERIOD:                For any Distribution Date, the calendar month
                                  preceding the calendar month in which such Distribution Date occurs.

CUT-OFFDATE:                      February 1, 2004, for each Mortgage Loan in
                                  the mortgage pool on the Closing Date. For each Mortgage Loan subsequently acquired by the Trust with funds from the Pre-Funding
                                  Accounts (as described below), the first day of the month in which such loan was acquired.

CLASS A-1 INSURANCE:              Financial Security Assurance Inc., a
                                  AAA/Aaa/AAA rated surety bond provider,
                                  guarantees timely interest and ultimate
                                  principal to the Class A-1 Certificateholders.

DUE PERIOD FOR MORTGAGE LOANS:    For any Distribution Date, the period
                                  commencing on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 3
--------------------------------------------------------------------------------

INTEREST ACCRUAL PERIOD FOR THE   The interest accrual period for the Offered
OFFERED CERTIFICATES:             Certificates with respect to any Distribution
                                  Date will be the period beginning with the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:                   The Trust will consist of approximately
                                  $886,974,151 of fixed and adjustable rate, sub-prime, first-lien, and second-lien residential mortgage loans. The information on the Mortgage Loans described herein is based on the Cut-Off Date pool of approximately
                                  $716,265,828. It is expected that up to
                                  approximately $170.7 million of Mortgage Loans may be purchased by the trust for a period of up to 3 months after the closing date (the
                                  "Pre-Funding Period") as described below.

GROUP I MORTGAGE LOANS:           At the Cut-Off Date, approximately
                                  $394,182,801 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loans guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:          At the Cut-Off Date, approximately
                                  $197,183,025 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loans guidelines for purchase by Freddie Mac.

GROUP III MORTGAGE LOANS:         At the Cut-Off Date, approximately
                                  $124,900,002 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loans guidelines for purchase by Freddie Mac.

PREFUNDING:                       On the Closing Date, approximately
                                  $170,708,323 from the sale of the Offered
                                  Certificates (the "Pre-Funded Amount") will be deposited with the Trustee into three separate accounts (the "Pre-Funding Accounts") and be used by the Trust to purchase additional
                                  Mortgage Loans during the Pre-Funding Period for each of the related loan groups.

PRICING PREPAYMENT SPEED:         o Fixed Rate Mortgage Loans: CPR starting at
                                  approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                                  CPR thereafter.

                                  o Adjustable Rate Mortgage Loans: CPR of 25%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 4
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:               The Offered Certificates are credit enhanced
                                  by:
                                  1) Net monthly excess cashflow from the
                                  Mortgage Loans;
                                  2) 1.35% overcollateralization (funded
                                  upfront) based on the sum of the aggregate
                                  principal balance as of the Cut-Off Date of
                                  the Mortgage Loans acquired by the Trust on
                                  the Closing Date and the Pre-Funded Amount.
                                  After the Step-down Date, so long as a Trigger
                                  Event is not in effect, the required
                                  overcollateralization will equal 2.70% of the
                                  aggregate principal balance of the Mortgage
                                  Loans as of the last day of the applicable Due
                                  Period, subject to a 0.50% floor, based on the
                                  sum of the aggregate principal balance as of
                                  the Cut-Off Date of the Mortgage Loans
                                  acquired by the Trust on the Closing Date and
                                  the Pre-Funded Amount;
                                  3) Subordination of distributions on the more
                                  subordinate classes of certificates to the
                                  required distributions on the more senior
                                  classes of certificates; and
                                  4) An insurance policy issued by Financial
                                  Security Assurance Inc. for the benefit of the
                                  holders of the Class A-1 Certificates only.

SENIOR ENHANCEMENT PERCENTAGE:    For any Distribution Date, the percentage
                                  obtained by dividing (x) the aggregate
                                  Certificate Principal Balance of the
                                  subordinate certificates (including any
                                  overcollateralization and taking into account the distributions of the Principal
                                  Distribution Amount for such Distribution
                                  Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:                   The later to occur of:
                                  (x) The earlier of:
                                      (a)  The Distribution Date occurring in
                                           March 2007; and
                                      (b)  The Distribution Date on which the
                                           aggregate balance of the Class A
                                           Certificates is reduced to zero; and
                                  (y)  the first Distribution Date on which the
                                       Senior Enhancement Percentage (calculated for this purpose only after taking into account scheduled and unscheduled payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to any applications of Principal Distribution to the Offered Certificates on the applicable Distribution Date) is greater than or equal to 36.00%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 5
--------------------------------------------------------------------------------

TRIGGER EVENT:                    A Delinquency Trigger Event is in effect on
                                  any Distribution Date if the quotient
                                  (expressed as a percentage) of (x) the three month rolling daily average of 60+ day
                                  Delinquent Loans as of the last day of the Due
                                  Period, over (y) the aggregate principal balance of the Mortgage Loans equals or exceeds [44.50]% of the prior period's Senior
                                  Enhancement Percentage.

                                  A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount exceeds the applicable percentages described below with respect to such Distribution Date:

                                 Distribution Date Occurring In  Loss Percentage
                                 ------------------------------  ---------------

                                 March 2004 to February  2007          N/A

                                 March 2007 to February 2008          3.50%

                                 March 2008 to February 2009          5.00%

                                 March  2009 and Thereafter           5.75%


INITIAL SUBORDINATION             Class A:           18.00%
PERCENTAGE:                       Class M-1:         12.00%
                                  Class M-2:          7.00%
                                  Class M-3:          5.20%
                                  Class B-1:          3.85%
                                  Class B-2:          2.60%
                                  Class B-3:          1.35%

OPTIONAL CLEAN-UP CALL:           If the Class X certificates are 100% owned,
                                  directly or indirectly, by CDC Mortgage
                                  Capital Inc. or any of its affiliates, the servicer may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

                                  If the Class X certificates are not 100% owned, directly or indirectly, by CDC Mortgage Capital Inc. or any of its affiliates, then the majority owner of the Class X certificates may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

STEP-UP COUPONS: For the Offered Certificates the coupon will increase after the Optional Clean-up Call Date, should the call not be exercised. The applicable coupon for the Class A Certificates will increase by 2 times its margin and the coupons for the Class M and Class B Certificates will each increase by 1.5 times their respective margins.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 6
--------------------------------------------------------------------------------

CLASS A-1 PASS-THROUGH RATE:      The Class A-1 Certificates will accrue
                                  interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Net WAC Cap and (iii) the Loan Group I
                                  Cap.

CLASS A-2 PASS-THROUGH RATE:      The Class A-2 Certificates will accrue
                                  interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Net WAC Cap and (iii) the Loan Group II
                                  Cap.

CLASS A-3 PASS-THROUGH RATE:      The Class A-3 Certificates will accrue
                                  interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Net WAC Cap and (iii) the Loan Group III
                                  Cap.

CLASS A-4 PASS-THROUGH RATE:      The Class A-4 Certificates will accrue
                                  interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Net WAC Cap and (iii) the Loan Group III
                                  Cap.

CLASS M-1 PASS-THROUGH RATE:      The Class M-1 Certificates will accrue
                                  interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-2 PASS-THROUGH RATE:      The Class M-2 Certificates will accrue
                                  interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-3 PASS-THROUGH RATE:      The Class M-3 Certificates will accrue
                                  interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-1 PASS-THROUGH RATE:      The Class B-1 Certificates will accrue
                                  interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-2 PASS-THROUGH RATE:      The Class B-2 Certificates will accrue
                                  interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-3 PASS-THROUGH RATE:      The Class B-3 Certificates will accrue
                                  interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 7
--------------------------------------------------------------------------------

NET WAC CAP:                      As to any Distribution Date, a per annum rate
                                  (on an actual/360 basis) equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due
                                  Period less servicing and trustee fee, and in regards to the A-1 Certificates only, the FSA fee rate.

LOAN GROUP I CAP:                 As to any Distribution Date, a per annum rate
                                  (on an actual/360 basis) equal to the weighted average gross rate of the Group I Mortgage
                                  Loans in effect on the beginning of the
                                  related Due Period less servicing, trustee, and other fee rates (including the FSA fee rate).

LOAN GROUP II CAP:                As to any Distribution Date, a per annum rate
                                  (on an actual/360 basis) equal to the weighted average gross rate of the Group II Mortgage
                                  Loans in effect on the beginning of the
                                  related Due Period less servicing, trustee, and other fee rates.

LOAN GROUP III CAP:               As to any Distribution Date, a per annum rate
                                  (on an actual/360 basis) equal to the weighted average gross rate of the Group III Mortgage
                                  Loans in effect on the beginning of the
                                  related Due Period less servicing, trustee, and other fee rates.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 8
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS ON         On each Distribution Date and after payment of
OFFERED CERTIFICATES:             fees and reimbursements to the Servicer, FSA
                                  and the Trustee, interest distributions from the Interest Remittance Amount will be allocated as follows:
                                  (i) concurrently, with equal priority of payments;
                                  (A) payable solely from the remaining Interest
                                  Remittance Amount relating to the Group I
                                  Mortgage Loans or, to the extent such amount is less than the Accrued Certificate Interest for the Class A-1 Certificates, from the Class
                                  A-1 pro rata portion of the amounts available with respect to the Group II Mortgage Loans and Group III Mortgage Loans for that
                                  Distribution Date after giving effect to the payment of the Accrued Certificate Interest for the Class A-2 Certificates and the Group
                                  III Class A Certificates, respectively, for that Distribution Date, to the Class A-1
                                  Certificates, its Accrued Certificate Interest and any Unpaid Interest Shortfalls.
                                  (B) payable solely from the remaining Interest
                                  Remittance Amount relating to the Group II
                                  Mortgage Loans or, to the extent such amount is less than the Accrued Certificate Interest for the Class A-2 Certificates, from the Class
                                  A-2 pro rata portion of the amounts available with respect to the Group I Mortgage Loans and Group III Mortgage Loans for that Distribution
                                  Date after giving effect to the payment of the Accrued Certificate Interest for the Class A-1
                                  Certificates and Group III Class A
                                  Certificates, respectively, for that
                                  Distribution Date, to the Class A-2
                                  Certificates, its Accrued Certificate Interest and any Unpaid Interest Shortfalls;
                                  (C) payable solely from the remaining Interest
                                  Remittance Amount relating to the Group III
                                  Mortgage Loans or, to the extent such amount is less than the Accrued Certificate Interest for each of the Group III Class A
                                  Certificates, from the Group III Class A pro rata portion of the amounts available with respect to the Group I Mortgage Loans and Group II Mortgage Loans for that Distribution
                                  Date after giving effect to the payment of the Accrued Certificate Interest for the Class A-1
                                  Certificates and Class A-2 Certificates for that Distribution Date, to each of the Group
                                  III Class A Certificates, its Accrued
                                  Certificate Interest and any Unpaid Interest
                                  Shortfalls; in each case, payable pro rata between the Group III Class A Certificates.

                                  (ii) payable from the remaining Interest
                                       Remittance Amount for all Groups, to the Class M-1 Certificates, its Accrued Certificate Interest;
                                  (iii) payable from the remaining Interest
                                       Remittance Amount for all Groups, to the Class M-2 Certificates, its Accrued Certificate Interest;
                                  (iv) payable from the remaining Interest
                                       Remittance Amount for all Groups, to the Class M-3 Certificates, its Accrued Certificate Interest;
                                  (v)  payable from the remaining Interest
                                       Remittance Amount for all Groups, to the Class B-1 Certificates, its Accrued Certificate Interest;
                                  (vi) payable from the remaining Interest
                                       Remittance Amount for all Groups, to the Class B-2 Certificates, its Accrued Certificate Interest; and
                                  (vii) payable from the remaining Interest
                                       Remittance Amount for all Groups, to the Class B-3 Certificates, its Accrued Certificate Interest.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 9
--------------------------------------------------------------------------------

                                  Amounts payable to the Class A-1, Class A-2, or Group III Class A Certificates from remaining Interest Remittance Amounts on Mortgage Loans included in loan groups not related to such class of Certificates, shall be distributed pro rata among such non-related Certificates based on the remaining Accrued Certificate Interest for such class of Certificates (after taking into account payments of Accrued Certificate Interest from Interest Remittance Amount from the related loan group) over the total amount of remaining Accrued Certificate Interest for all such non-related class of Certificates (after taking into account payments of Accrued Certificate Interest from Interest Remittance Amount from the related loan groups).


PRINCIPAL DISTRIBUTIONS ON        On each Distribution Date (a) prior to the
OFFERED CERTIFICATES:             Stepdown Date or (b) on which a Trigger Event
                                  is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i)   to the Class A Certificates, allocated
                                       between the Class A Certificates as
                                       described below, until the Certificate
                                       Principal Balances thereof have been
                                       reduced to zero;

                                 (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iii) to the Class M-2 Certificates, until the
                                       Certificate Principal Balance thereof has been reduced to zero;

                                 (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                                 (vii) to the Class B-3 Certificates, until the
                                       Certificate Principal Balance thereof has been reduced to zero.

                                  On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                                  (i)  to the Class A Certificates, the lesser
                                       of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                                  (ii) to the Class M-1 Certificates, the lesser
                                       of the remaining Principal Distribution
                                       Amount and the Class M-1 Principal
                                       Distribution Amount, until the
                                       Certificate Principal Balance thereof has been reduced to zero;
                                  (iii)to the Class M-2 Certificates, the
                                       lesser of the remaining Principal
                                       Distribution Amount and the Class M-2
                                       Principal Distribution Amount, until the
                                       Certificate Principal Balance thereof has been reduced to zero;
                                  (iv) to the Class M-3 Certificates, the lesser
                                       of the remaining Principal Distribution
                                       Amount and the Class M-3 Principal
                                       Distribution Amount, until the
                                       Certificate Principal Balance thereof has been reduced to zero;
                                  (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 10
--------------------------------------------------------------------------------
                                       been reduced to zero;
                                  (vi) to the Class B-2 Certificates, the lesser
                                       of the remaining Principal Distribution
                                       Amount and the Class B-2 Principal
                                       Distribution Amount, until the
                                       Certificate Principal Balance thereof has been reduced to zero; and
                                  (vii)to the Class B-3 Certificates, the
                                       lesser of the remaining Principal
                                       Distribution Amount and the Class B-3
                                       Principal Distribution Amount, until the
                                       Certificate Principal Balance thereof has been reduced to zero.

                                  All principal distributions to the Class A
                                  Certificates on any Distribution Date will be allocated between the Class A-1 Certificates, the Class A-2 Certificates, and the Group III Class A Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such group on such Distribution Date; however, if the Class Certificate Balances of the Class A Certificates in any Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group or Groups remaining outstanding on a pro rata basis, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, any payments of principal to the Class A-2 Certificates will be made first from payments relating to the Group II Mortgage Loans, and any payments of principal to the Group III Class A Certificates will be made first from payments relating to the Group III Mortgage Loans .

                                  The principal distribution to the Group III
                                  Class A Certificates will be allocated first to the Class A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; then to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                                  Notwithstanding the above, in the event that all subordinate classes, including the Class X Certificate have been reduced to zero, principal distributions to the Group III Class A Certificates will be distributed pro rata to the Class A-3 Certificates and Class A-4 Certificates.


GROUP II / GROUP III CLASS A      Beginning on the first Distribution Date, and
CERTIFICATES INTEREST RATE CAP:   for a period of 35 months thereafter, an
                                  Interest Rate Cap will be pledged to the Trust for the benefit of the Class A-2 Certificates and the Group III Class A Certificates on a pro rata basis.

                                  For its duration, the Group II / Group III
                                  Class A Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Group II/ Group III Class A Interest Rate Cap Notional Balance ("the Group II/ Group III Class A Interest Rate Cap Payment") as described on the schedule herein.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 11
--------------------------------------------------------------------------------

GROUP II / GROUP III CLASS A      The Group II / Group III Class A Interest Rate
CERTIFICATES INTEREST RATE CAP    Cap Payment shall be available to pay any
ALLOCATION:                       Basis Risk Carry Forward Amount due to the
                                  Class A-2, Class A-3 and Class A-4
                                  Certificates on a pro rata basis.

CLASS M CERTIFICATES INTEREST     Beginning on the first Distribution Date, and
RATE CAP:                         for a period of 37 months thereafter, an
                                  Interest Rate Cap will be pledged to the Trust for the benefit of the Class M Certificates on a pro rata basis.

                                  For its duration, the Class M Interest Rate
                                  Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

CLASS M CERTIFICATES INTEREST     The Class M Interest Rate Cap Payment shall be
RATE CAP ALLOCATION:              available to pay any Basis Risk Carry Forward
                                  Amount due to the Class M-1, Class M-2 and
                                  Class M-3 Certificates on a pro rata basis.

CLASS B CERTIFICATES INTEREST     Beginning on the first Distribution Date, and
RATE CAP:                         for a period of 37 months thereafter, an
                                  Interest Rate Cap will be pledged to the Trust for the benefit of the Class B Certificates on a pro rata basis.

                                  For its duration, the Class B Interest Rate
                                  Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.


CLASS B CERTIFICATES INTEREST     The Class B Interest Rate Cap Payment shall be
RATE CAP ALLOCATION:              available to pay any Basis Risk Carry Forward
                                  Amount due to the Class B-1, Class B-2 and
                                  Class B-3 Certificates on a pro rata basis.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 12
--------------------------------------------------------------------------------

CLASS A, M, AND B BASIS RISK
CARRY FORWARD AMOUNT:             As to any Distribution Date, any remaining
                                  available funds and, with respect to the Offered Certificates received after payments of interest and principal as described, and after payments in respect of Unpaid Interest
                                  Shortfalls, and realized loss amounts as described herein, will be available to pay a supplemental interest amount for the Class A, M-1, M-2, M-3, B-1, B-2 and B-3 Certificates
                                  (in that order) which equals the sum of:

                                  (i)  the excess, if any, of interest that
                                       would otherwise be due on such
                                       Certificates at the respective
                                       Pass-Through Rate (without regard to the Net WAC Cap or the Loan Group I Cap, the Loan Group II Cap or the Loan Group III Cap, as applicable) over interest due such Certificates at a rate equal to the lesser of (a) the Net WAC Cap and (b) with respect to the Class A Certificates only, the Loan Group I Cap, the Loan Group II Cap or the Loan Group III Cap, as applicable;
                                  (ii) any respective Basis Risk Carry Forward
                                       Amount remaining unpaid from prior
                                       Distribution Dates; and
                                  (iii)interest on the amount in clause (ii) at
                                       the respective Pass-Through Rate (without regard to the Net WAC Cap or the Loan Group I Cap, the Loan Group II Cap or the Loan Group III Cap, as applicable ).

PRE-FUNDING ACCOUNT PAYMENT:      Any funds in the Pre-Funding Accounts not used
                                  to purchase additional Mortgage Loans during the Pre-Funding Period will be paid to the related class of Class A Certificates and the other Offered Certificates on a pro rata basis.

ALLOCATION OF NET MONTHLY         For any Distribution Date, any Net Monthly
EXCESS CASHFLOW:                  Excess Cashflow shall be paid as follows:
                                  (i)     to the Class M-1 Certificates, their
                                          Unpaid Interest Shortfall;
                                  (ii)    to the Class M-1 Certificates, their
                                          realized loss amount reimbursement;
                                  (iii)   to the Class M-2 Certificates, their
                                          Unpaid Interest Shortfall;
                                  (iv)    to the Class M-2 Certificates, their
                                          realized loss amount reimbursement;
                                  (v)     to the Class M-3 Certificates, their
                                          Unpaid Interest Shortfall;
                                  (vi)    to the Class M-3 Certificates, their
                                          realized loss amount reimbursement
                                  (vii)   to the Class B-1 Certificates, their
                                          Unpaid Interest Shortfall;
                                  (viii)  to the Class B-1 Certificates, their
                                          realized loss amount reimbursement;
                                  (ix)    to the Class B-2 Certificates, their
                                          Unpaid Interest Shortfall;
                                  (x)     to the Class B-2 Certificates, their
                                          realized loss amount reimbursement;
                                  (xi)    to the Class B-3 Certificates, their
                                          Unpaid Interest Shortfall;
                                  (xii)   to the Class B-3 Certificates, their
                                          realized loss amount reimbursement;
                                  (xiii)  pro rata, to the Class A-1, Class A-2
                                          Certificates and Group III Class A
                                          Certificates, any Basis Risk Carry
                                          Forward Amount for such classes;
                                  (xiv)   (A) from any available Class A
                                          Interest Rate Cap Payments,
                                          concurrently to the Class A-2, Class
                                          A-3 and Class A-4 Certificates up to
                                          their respective unpaid Basis Risk
                                          Carry Forward Amount, (B) from any
                                          available Class M Interest Rate Cap
                                          Payments, concurrently to the Class
                                          M-1, Class M-2 and Class M-3
                                          Certificates up to their respective
                                          unpaid Basis Risk Carry Forward
                                          Amounts, and (C) from any available
                                          Class B Interest Rate Cap Payments,
                                          concurrently to the Class B-1, Class
                                          B-2 and Class B-3 Certificates up to
                                          their respective unpaid Basis Risk
                                          Carry Forward Amounts.
                                  (xv)    sequentially, to the Class M-1, M-2,
                                          M-3, B-1, B-2 and B-3 Certificates, in
                                          such order, any Basis Risk Carry
                                          Forward Amount for such classes.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 13
--------------------------------------------------------------------------------

INTEREST REMITTANCE AMOUNT:       For any Distribution Date, the portion of
                                  available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:     For any Distribution Date and each class of
                                  Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through
                                  Rate, reduced by that class share of net interest shortfalls and any shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of
                                  1940 or similar state or local law.

PRINCIPAL DISTRIBUTION AMOUNT:    On any Distribution Date, the sum of (i) the
                                  Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.


BASIC PRINCIPAL DISTRIBUTION      On any Distribution Date, the excess of (i)
AMOUNT:                           the aggregate Principal Remittance Amount over
                                  (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT:      On any Distribution Date, the sum of (i) all
                                  scheduled payments of principal collected or advanced on the Mortgage Loans during the prior Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage
                                  Loans with respect to such Distribution Date,
                                  (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan with respect to such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW:      For any Distribution Date is the amount of
                                  funds available for distribution on such Distribution Date remaining after making all payments of interest and principal to the Certificates.

EXTRA PRINCIPAL DISTRIBUTION      For any Distribution Date, the lesser of (i)
AMOUNT:                           the excess of (x) interest collected or
                                  advanced on the Mortgage Loans during the related Due Period (less fees and reimbursements owed to the Servicer, the Trustee and FSA), over (y) the sum of interest distribution on the Certificates on such Distribution Date and (ii) the amount by which the overcollateralization is deficient for such Distribution Date.

EXCESS SUBORDINATED AMOUNT:       For any Distribution Date, means the excess,
                                  if any of (i) the overcollateralization over
                                  (ii) the required overcollateralization for such Distribution Date.


CLASS A PRINCIPAL DISTRIBUTION    For any Distribution Date, an amount equal to
AMOUNT:                           the excess of (x) the Certificate Principal
                                  Balance of the Class A Certificates
                                  immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $4,434,871.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 14
--------------------------------------------------------------------------------

CLASS A PRINCIPAL ALLOCATION      For any Distribution Date, the percentage
PERCENTAGE:                       equivalent of a fraction, determined as
                                  follows: (i) in the case of the Class A-1
                                  Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I
                                  Mortgage Loans and the denominator of which is
                                  (y) the Principal Remittance Amount for such
                                  Distribution Date, (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance
                                  Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal
                                  Remittance Amount for such Distribution Date, and (iii) in the case of the Group III Class A
                                  Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group III Mortgage Loans and the denominator of which is (y) the Principal
                                  Remittance Amount for such Distribution Date

CLASS M-1 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the payment of the Class A Principal Distribution
                                  Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.00% and
                                  (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                                  $4,434,871.

CLASS M-2 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                                  $4,434,871.

CLASS M-3 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), ), (iii) the Certificate Principal
                                  Balance of the Class M-2 Certificates (after taking into account the payment of the Class
                                  M-2 Principal Distribution Amount on such
                                  Distribution Date), and (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.60% and
                                  (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                                  $4,434,871.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 15
--------------------------------------------------------------------------------

CLASS B-1 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution
                                  Date), and (v) the Certificate Principal
                                  Balance of the Class B-1 Certificates
                                  immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $4,434,871.


CLASS B-2 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution
                                  Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1
                                  Principal Distribution Amount on such
                                  Distribution Date) and (vi) the Certificate
                                  Principal Balance of the Class B-2
                                  Certificates immediately prior to such
                                  Distribution Date and over (y) the lesser of
                                  (A) the product of (i) approximately 94.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                                  $4,434,871.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 16
--------------------------------------------------------------------------------

CLASS B-3 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution
                                  Date), (v) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1
                                  Principal Distribution Amount on such
                                  Distribution Date), (vi) the Certificate
                                  Principal Balance of the Class B-2
                                  Certificates (after taking into account the payment of the Class B-2 Principal
                                  Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately
                                  97.30% and (ii) the aggregate principal
                                  balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $4,434,871.

TRUST TAX STATUS:                 REMIC.

ERISA ELIGIBILITY:                Subject to the considerations in the
                                  Prospectus, the Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:                It is anticipated that the A-2 Certificates
                                  will be SMMEA eligible.

PROSPECTUS:                       The Offered Certificates are being offered
                                  pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                  "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                  Certificates may not be consummated unless the purchaser has received the Prospectus.

                                  PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                  FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                  BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 17
--------------------------------------------------------------------------------

                                                        SENSITIVITY ANALYSIS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         TO 10% CALL
        ---------------------------------------------------------------------------------------------------------------------------
                 PPC                  50              60             75            100            125            150            175
-----------------------------------------------------------------------------------------------------------------------------------
A-1     WAL                         5.41           4.60            3.73           2.78           2.15           1.66           1.29
        FIRST PAYMENT DATE     3/25/2004       3/25/2004      3/25/2004      3/25/2004      3/25/2004      3/25/2004      3/25/2004
        EXPECTED FINAL
        MATURITY               5/25/2019       4/25/2017     11/25/2014      2/25/2012      6/25/2010      3/25/2009      5/25/2008
        WINDOW                  1 -  183        1 -  158       1 -  129        1 -  96        1 -  76        1 -  61        1 -  51
-----------------------------------------------------------------------------------------------------------------------------------
A-2     WAL                         5.42           4.61            3.74           2.79           2.15           1.66           1.29
        FIRST PAYMENT DATE     3/25/2004       3/25/2004      3/25/2004      3/25/2004      3/25/2004      3/25/2004      3/25/2004
        EXPECTED FINAL
        MATURITY               5/25/2019       4/25/2017     11/25/2014      2/25/2012      6/25/2010      3/25/2009      5/25/2008
        WINDOW                  1 -  183        1 -  158       1 -  129        1 -  96        1 -  76        1 -  61        1 -  51
-----------------------------------------------------------------------------------------------------------------------------------
A-3     WAL                         2.92           2.47            2.00           1.49           1.18           0.98           0.84
        FIRST PAYMENT DATE     3/25/2004       3/25/2004      3/25/2004      3/25/2004      3/25/2004      3/25/2004      3/25/2004
        EXPECTED FINAL
        MATURITY               6/25/2011       4/25/2010      2/25/2009     10/25/2007      9/25/2006      3/25/2006     11/25/2005
        WINDOW                   1 -  88         1 -  74        1 -  60        1 -  44        1 -  31        1 -  25        1 -  21
-----------------------------------------------------------------------------------------------------------------------------------
A-4     WAL                        11.92           10.19           8.26           6.16           4.70           3.47           2.50
        FIRST PAYMENT DATE     6/25/2011       4/25/2010      2/25/2009     10/25/2007      9/25/2006      3/25/2006     11/25/2005
        EXPECTED FINAL
        MATURITY               5/25/2019       4/25/2017     11/25/2014      2/25/2012      6/25/2010      3/25/2009      5/25/2008
        WINDOW                 88 -  183       74 -  158      60 -  129       44 -  96       31 -  76       25 -  61       21 -  51
-----------------------------------------------------------------------------------------------------------------------------------
M-1     WAL                        10.26            8.74           7.08           5.35           4.57           4.36           4.25
        FIRST PAYMENT DATE     2/25/2009       5/25/2008      7/25/2007      5/25/2007      8/25/2007     11/25/2007      4/25/2008
        EXPECTED FINAL
        MATURITY               5/25/2019       4/25/2017     11/25/2014      2/25/2012      6/25/2010      3/25/2009      5/25/2008
        WINDOW                 60 -  183       51 -  158      41 -  129       39 -  96       42 -  76       45 -  61       50 -  51
-----------------------------------------------------------------------------------------------------------------------------------
M-2     WAL                        10.26            8.74           7.08           5.33           4.44           4.01           3.93
        FIRST PAYMENT DATE     2/25/2009       5/25/2008      7/25/2007      4/25/2007      5/25/2007      7/25/2007      9/25/2007
        EXPECTED FINAL
        MATURITY               5/25/2019       4/25/2017     11/25/2014      2/25/2012      6/25/2010      3/25/2009      5/25/2008
        WINDOW                 60 -  183       51 -  158      41 -  129       38 -  96       39 -  76       41 -  61       43 -  51
-----------------------------------------------------------------------------------------------------------------------------------
M-3     WAL                        10.26            8.74           7.08           5.32           4.39           3.88           3.66
        FIRST PAYMENT DATE     2/25/2009       5/25/2008      7/25/2007      3/25/2007      4/25/2007      5/25/2007      7/25/2007
        EXPECTED FINAL
        MATURITY               5/25/2019       4/25/2017     11/25/2014      2/25/2012      6/25/2010      3/25/2009      5/25/2008
        WINDOW                 60 -  183       51 -  158      41 -  129       37 -  96       38 -  76       39 -  61       41 -  51
-----------------------------------------------------------------------------------------------------------------------------------
B-1     WAL                        10.26            8.74           7.08           5.32           4.37           3.84           3.57
        FIRST PAYMENT DATE     2/25/2009       5/25/2008      7/25/2007      3/25/2007      4/25/2007      4/25/2007      5/25/2007
        EXPECTED FINAL
        MATURITY               5/25/2019       4/25/2017     11/25/2014      2/25/2012      6/25/2010      3/25/2009      5/25/2008
        WINDOW                 60 -  183       51 -  158      41 -  129       37 -  96       38 -  76       38 -  61       39 -  51
-----------------------------------------------------------------------------------------------------------------------------------
B-2     WAL                        10.26            8.74           7.08           5.32           4.36           3.80           3.51
        FIRST PAYMENT DATE     2/25/2009       5/25/2008      7/25/2007      3/25/2007      3/25/2007      4/25/2007      4/25/2007
        EXPECTED FINAL
        MATURITY               5/25/2019       4/25/2017     11/25/2014      2/25/2012      6/25/2010      3/25/2009      5/25/2008
        WINDOW                 60 -  183       51 -  158      41 -  129       37 -  96       37 -  76       38 -  61       38 -  51
-----------------------------------------------------------------------------------------------------------------------------------
B-3     WAL                         9.90            8.42           6.80           5.11           4.18           3.65           3.35
        FIRST PAYMENT DATE     2/25/2009       5/25/2008      7/25/2007      3/25/2007      3/25/2007      3/25/2007      3/25/2007
        EXPECTED FINAL
        MATURITY               5/25/2019       4/25/2017     11/25/2014      2/25/2012      6/25/2010      3/25/2009      5/25/2008
        WINDOW                 60 -  183       51 -  158      41 -  129       37 -  96       37 -  76       37 -  61       37 -  51
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 18
--------------------------------------------------------------------------------

                                                     SENSITIVITY ANALYSIS(CONT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          TO MATURITY
                PPC                    50             60             75            100            125            150             175
------------------------------------------------------------------------------------------------------------------------------------
A-1   WAL                            5.76           4.94           4.02           3.02           2.33           1.81            1.36
      FIRST PAYMENT DATE        3/25/2004      3/25/2004      3/25/2004      3/25/2004      3/25/2004      3/25/2004       3/25/2004
      EXPECTED FINAL MATURITY   5/25/2031      8/25/2029      5/25/2026      6/25/2021      1/25/2018      6/25/2015       6/25/2013
      WINDOW                     1 -  327       1 -  306       1 -  267       1 -  208       1 -  167       1 -  136        1 -  112
------------------------------------------------------------------------------------------------------------------------------------
A-2   WAL                            5.79           4.95           4.03           3.02           2.34           1.82            1.36
      FIRST PAYMENT DATE        3/25/2004      3/25/2004      3/25/2004      3/25/2004      3/25/2004      3/25/2004       3/25/2004
      EXPECTED FINAL MATURITY   7/25/2031      9/25/2029      7/25/2026      9/25/2021      2/25/2018      7/25/2015       7/25/2013
      WINDOW                     1 -  329       1 -  307       1 -  269       1 -  211       1 -  168       1 -  137        1 -  113
------------------------------------------------------------------------------------------------------------------------------------
A-3   WAL                            2.92           2.47           2.00           1.49           1.18           0.98            0.84
      FIRST PAYMENT DATE        3/25/2004      3/25/2004      3/25/2004      3/25/2004      3/25/2004      3/25/2004       3/25/2004
      EXPECTED FINAL MATURITY   6/25/2011      4/25/2010      2/25/2009     10/25/2007      9/25/2006      3/25/2006      11/25/2005
      WINDOW                      1 -  88        1 -  74        1 -  60        1 -  44        1 -  31        1 -  25         1 -  21
------------------------------------------------------------------------------------------------------------------------------------
A-4   WAL                           13.24          11.43           9.37           7.05           5.41           4.07            2.83
      FIRST PAYMENT DATE        6/25/2011      4/25/2010      2/25/2009     10/25/2007      9/25/2006      3/25/2006      11/25/2005
      EXPECTED FINAL MATURITY   7/25/2031     10/25/2029      7/25/2026      9/25/2021      3/25/2018      8/25/2015       8/25/2013
      WINDOW                    88 -  329      74 -  308      60 -  269      44 -  211      31 -  169      25 -  138       21 -  114
------------------------------------------------------------------------------------------------------------------------------------
M-1   WAL                           11.12           9.54           7.77           5.90           5.00           4.72            5.21
      FIRST PAYMENT DATE        2/25/2009      5/25/2008      7/25/2007      5/25/2007      8/25/2007     11/25/2007       4/25/2008
      EXPECTED FINAL MATURITY  10/25/2028      5/25/2026     12/25/2022      8/25/2018      7/25/2015      6/25/2013      11/25/2011
      WINDOW                    60 -  296      51 -  267      41 -  226      39 -  174      42 -  137      45 -  112        50 -  93
------------------------------------------------------------------------------------------------------------------------------------
M-2   WAL                           11.04           9.46           7.69           5.82           4.82           4.33            4.19
      FIRST PAYMENT DATE        2/25/2009      5/25/2008      7/25/2007      4/25/2007      5/25/2007      7/25/2007       9/25/2007
      EXPECTED FINAL MATURITY   4/25/2027      9/25/2024      5/25/2021      4/25/2017      7/25/2014      8/25/2012       2/25/2011
      WINDOW                    60 -  278      51 -  247      41 -  207      38 -  158      39 -  125      41 -  102        43 -  84
------------------------------------------------------------------------------------------------------------------------------------
M-3   WAL                           10.90           9.32           7.58           5.71           4.70           4.14            3.87
      FIRST PAYMENT DATE        2/25/2009      5/25/2008      7/25/2007      3/25/2007      4/25/2007      5/25/2007       7/25/2007
      EXPECTED FINAL MATURITY  11/25/2024      4/25/2022      2/25/2019      7/25/2015      2/25/2013      6/25/2011       3/25/2010
      WINDOW                    60 -  249      51 -  218      41 -  180      37 -  137      38 -  108       39 -  88        41 -  73
------------------------------------------------------------------------------------------------------------------------------------
B-1   WAL                           10.76           9.18           7.46           5.62           4.60           4.04            3.73
      FIRST PAYMENT DATE        2/25/2009      5/25/2008      7/25/2007      3/25/2007      4/25/2007      4/25/2007       5/25/2007
      EXPECTED FINAL MATURITY   6/25/2023     11/25/2020      1/25/2018      8/25/2014      5/25/2012     10/25/2010       9/25/2009
      WINDOW                    60 -  232      51 -  201      41 -  167      37 -  126       38 -  99       38 -  80        39 -  67
------------------------------------------------------------------------------------------------------------------------------------
B-2   WAL                           10.50           8.96           7.27           5.47           4.47           3.90            3.59
      FIRST PAYMENT DATE        2/25/2009      5/25/2008      7/25/2007      3/25/2007      3/25/2007      4/25/2007       4/25/2007
      EXPECTED FINAL MATURITY  10/25/2021      5/25/2019      9/25/2016      8/25/2013      7/25/2011      3/25/2010       2/25/2009
      WINDOW                    60 -  212      51 -  183      41 -  151      37 -  114       37 -  89       38 -  73        38 -  60
------------------------------------------------------------------------------------------------------------------------------------
B-3   WAL                            9.90           8.42           6.80           5.11           4.18           3.65            3.35
      FIRST PAYMENT DATE        2/25/2009      5/25/2008      7/25/2007      3/25/2007      3/25/2007      3/25/2007       3/25/2007
      EXPECTED FINAL MATURITY   8/25/2019      7/25/2017      1/25/2015      4/25/2012      7/25/2010      4/25/2009       6/25/2008
      WINDOW                    60 -  186      51 -  161      41 -  131       37 -  98       37 -  77       37 -  62        37 -  52
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 19
--------------------------------------------------------------------------------

                                                     SENSITIVITY ANALYSIS (CONT)
-------------------------------------------------------------------- ---------------------------------------------------------------
                                         TO 10% CALL                                                          TO MATURITY
       -------------------------------------------------------------        --------------------------------------------------------
                CPR                    20          25        30                      CPR                    20         25         30
-------------------------------------------------------------------- ---------------------------------------------------------------
A-1    WAL                           3.34        2.62        2.1       A-1  WAL                           3.61       2.85       2.28
       FIRST PAYMENT DATE       3/25/2004   3/25/2004  3/25/2004            FIRST PAYMENT DATE       3/25/2004  3/25/2004  3/25/2004
       EXPECTED FINAL                                                       EXPECTED FINAL
       MATURITY                11/25/2013  11/25/2011  6/25/2010            MATURITY                12/25/2024  2/25/2021  4/25/2018
       WINDOW                    1 -  117     1 -  93    1 -  76            WINDOW                    1 -  250   1 -  204   1 -  170
-------------------------------------------------------------------- ---------------------------------------------------------------
A-2    WAL                           3.34        2.63       2.10       A-2  WAL                           3.62       2.85       2.29
       FIRST PAYMENT DATE       3/25/2004   3/25/2004  3/25/2004            FIRST PAYMENT DATE       3/25/2004  3/25/2004  3/25/2004
       EXPECTED FINAL                                                       EXPECTED FINAL
       MATURITY                11/25/2013  11/25/2011  6/25/2010            MATURITY                 1/25/2025  3/25/2021  4/25/2018
       WINDOW                    1 -  117     1 -  93    1 -  76            WINDOW                    1 -  251   1 -  205   1 -  170
-------------------------------------------------------------------- ---------------------------------------------------------------
A-3    WAL                           1.73        1.35       1.11       A-3  WAL                           1.73       1.35       1.11
       FIRST PAYMENT DATE       3/25/2004   3/25/2004  3/25/2004            FIRST PAYMENT DATE       3/25/2004  3/25/2004  3/25/2004
       EXPECTED FINAL                                                       EXPECTED FINAL
       MATURITY                 7/25/2008   8/25/2007  8/25/2006            MATURITY                 7/25/2008  8/25/2007  8/25/2006
       WINDOW                     1 -  53     1 -  42    1 -  30            WINDOW                     1 -  53    1 -  42    1 -  30
-------------------------------------------------------------------- ---------------------------------------------------------------
A-4    WAL                           7.43        5.88       4.61       A-4  WAL                           8.42       6.69       5.29
       FIRST PAYMENT DATE       7/25/2008   8/25/2007  8/25/2006            FIRST PAYMENT DATE       7/25/2008  8/25/2007  8/25/2006
       EXPECTED FINAL                                                       EXPECTED FINAL
       MATURITY                11/25/2013  11/25/2011  6/25/2010            MATURITY                 1/25/2025  3/25/2021  4/25/2018
       WINDOW                   53 -  117    42 -  93   30 -  76            WINDOW                   53 -  251  42 -  205  30 -  170
-------------------------------------------------------------------- ---------------------------------------------------------------
M-1    WAL                           6.39        5.18       4.58       M-1  WAL                           7.04       5.71       5.02
       FIRST PAYMENT DATE       3/25/2007   5/25/2007  8/25/2007            FIRST PAYMENT DATE       3/25/2007  5/25/2007  8/25/2007
       EXPECTED FINAL                                                       EXPECTED FINAL
       MATURITY                11/25/2013  11/25/2011  6/25/2010            MATURITY                 6/25/2021  2/25/2018  8/25/2015
       WINDOW                   37 -  117    39 -  93   42 -  76            WINDOW                   37 -  208  39 -  168  42 -  138
-------------------------------------------------------------------- ---------------------------------------------------------------
M-2    WAL                           6.39        5.15       4.44       M-2  WAL                           6.96       5.61       4.83
       FIRST PAYMENT DATE       3/25/2007   4/25/2007  5/25/2007            FIRST PAYMENT DATE       3/25/2007  4/25/2007  5/25/2007
       EXPECTED FINAL                                                       EXPECTED FINAL
       MATURITY                11/25/2013  11/25/2011  6/25/2010            MATURITY                12/25/2019  11/25/2016 8/25/2014
       WINDOW                   37 -  117    38 -  93   39 -  76            WINDOW                   37 -  190  38 -  153  39 -  126
-------------------------------------------------------------------- ---------------------------------------------------------------
M-3    WAL                           6.39        5.14       4.39       M-3  WAL                           6.85       5.51       4.70
       FIRST PAYMENT DATE       3/25/2007   3/25/2007  4/25/2007            FIRST PAYMENT DATE       3/25/2007  3/25/2007  4/25/2007
       EXPECTED FINAL                                                       EXPECTED FINAL
       MATURITY                11/25/2013  11/25/2011  6/25/2010            MATURITY                12/25/2017  2/25/2015  3/25/2013
       WINDOW                   37 -  117    37 -  93   38 -  76            WINDOW                   37 -  166  37 -  132  38 -  109
-------------------------------------------------------------------- ---------------------------------------------------------------
B-1    WAL                           6.39        5.12       4.36       B-1  WAL                           6.74       5.40       4.60
       FIRST PAYMENT DATE       3/25/2007   3/25/2007  4/25/2007            FIRST PAYMENT DATE       3/25/2007  3/25/2007  4/25/2007
       EXPECTED FINAL                                                       EXPECTED FINAL
       MATURITY                11/25/2013  11/25/2011  6/25/2010            MATURITY                10/25/2016  3/25/2014  5/25/2012
       WINDOW                   37 -  117    37 -  93   38 -  76            WINDOW                   37 -  152  37 -  121   38 -  99
-------------------------------------------------------------------- ---------------------------------------------------------------
B-2    WAL                           6.39        5.12       4.36       B-2  WAL                           6.56       5.25       4.47
       FIRST PAYMENT DATE       3/25/2007   3/25/2007  3/25/2007            FIRST PAYMENT DATE       3/25/2007  3/25/2007  3/25/2007
       EXPECTED FINAL                                                       EXPECTED FINAL
       MATURITY                11/25/2013  11/25/2011  6/25/2010            MATURITY                 8/25/2015  3/25/2013  8/25/2011
       WINDOW                   37 -  117    37 -  93   37 -  76            WINDOW                   37 -  138  37 -  109   37 -  90
-------------------------------------------------------------------- ---------------------------------------------------------------
B-3    WAL                           6.13        4.91       4.16       B-3  WAL                           6.13       4.91       4.16
       FIRST PAYMENT DATE       3/25/2007   3/25/2007  3/25/2007            FIRST PAYMENT DATE       3/25/2007  3/25/2007  3/25/2007
       EXPECTED FINAL                                                       EXPECTED FINAL
       MATURITY                11/25/2013  11/25/2011  6/25/2010            MATURITY                 1/25/2014  12/25/2011 7/25/2010
       WINDOW                   37 -  117    37 -  93   37 -  76            WINDOW                   37 -  119    37 -  94  37 -  77
-------------------------------------------------------------------- ---------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 20
--------------------------------------------------------------------------------


                                                   SCHEDULE OF AVAILABLE FUNDS AND
                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
PERIOD   A-1 CAP %    A-2 CAP %    A-3 CAP %    A-4 CAP %    M-1 CAP %    M-2 CAP %    M-3 CAP %  B-1 CAP %    B-2 CAP %   B-3 CAP %
         ---------    ---------    ---------    ---------    ---------    ---------    ---------  ---------    ---------   ---------

        ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360 ACTUAL/360   ACTUAL/360  ACTUAL/360
------------------------------------------------------------------------------------------------------------------------------------
   1       (3)          (3)          (3)          (3)          (3)          (3)          (3)        (3)          (3)        (3)
   2       (3)          (3)          (3)          (3)          (3)          (3)          (3)        (3)          (3)        (3)
   3       (3)          (3)          (3)          (3)          (3)          (3)          (3)        (3)          (3)        (3)
   4      6.87         9.32         9.32         9.32         9.18         9.18         9.18       9.18         9.18        9.18
   5      7.10         9.56         9.56         9.56         9.41         9.41         9.41       9.41         9.41        9.41
   6      6.87         9.33         9.33         9.33         9.18         9.18         9.18       9.18         9.18        9.18
   7      6.88         9.33         9.33         9.33         9.18         9.18         9.18       9.18         9.18        9.18
   8      7.11         9.57         9.57         9.57         9.41         9.41         9.41       9.41         9.41        9.41
   9      6.89         9.34         9.34         9.34         9.18         9.18         9.18       9.18         9.18        9.18
   10     7.12         9.58         9.58         9.58         9.41         9.41         9.41       9.41         9.41        9.41
   11     6.90         9.35         9.35         9.35         9.18         9.18         9.18       9.18         9.18        9.18
   12     6.90         9.36         9.36         9.36         9.18         9.18         9.18       9.18         9.18        9.18
   13     7.64        10.11        10.11        10.11         9.91         9.91         9.91       9.91         9.91        9.91
   14     6.91         9.37         9.37         9.37         9.18         9.18         9.18       9.18         9.18        9.18
   15     7.15         9.61         9.61         9.61         9.41         9.41         9.41       9.41         9.41        9.41
   16     6.92         9.38         9.38         9.38         9.18         9.18         9.18       9.18         9.18        9.18
   17     7.16         9.62         9.62         9.62         9.41         9.41         9.41       9.41         9.41        9.41
   18     6.93         9.39         9.39         9.39         9.18         9.18         9.18       9.18         9.18        9.18
   19     6.94         9.40         9.40         9.40         9.18         9.18         9.18       9.18         9.18        9.18
   20     7.18         9.64         9.64         9.64         9.41         9.41         9.41       9.41         9.41        9.41
   21     7.13         9.46         9.53         9.53         9.31         9.31         9.31       9.31         9.31        9.31
   22     8.32        10.22        10.20        10.20         9.95         9.95         9.95       9.95         9.95        9.95
   23     8.18        10.06        10.02        10.02         9.79         9.79         9.79       9.79         9.79        9.79
   24     8.28        10.16        10.11        10.11         9.88         9.88         9.88       9.88         9.88        9.88
   25     9.27        11.17        11.09        11.09        10.83        10.83        10.83      10.83        10.83       10.83
   26     8.38        10.27        10.20        10.20         9.96         9.96         9.96       9.96         9.96        9.96
   27     8.75        10.62        10.58        10.58        10.30        10.30        10.30      10.30        10.30       10.30
   28     8.92        10.41        10.31        10.31        10.05        10.05        10.05      10.05        10.05       10.05
   29     9.29        10.77        10.66        10.66        10.39        10.39        10.39      10.39        10.39       10.39
   30     9.04        10.53        10.42        10.42        10.14        10.14        10.14      10.14        10.14       10.14
   31     9.09        10.58        10.46        10.46        10.18        10.18        10.18      10.18        10.18       10.18
   32     9.41        10.90        10.78        10.78        10.47        10.47        10.47      10.47        10.47       10.47
   33     9.30        10.77        10.76        10.76        10.36        10.36        10.36      10.36        10.36       10.36
   34    10.16        10.85        10.73        10.73        10.35        10.35        10.35      10.35        10.35       10.35
   35     9.91        10.60        10.47        10.47        10.10        10.10        10.10      10.10        10.10       10.10
   36     9.99        10.68        10.55        10.55        10.15        10.15        10.15      10.15        10.15       10.15
   37    21.21        21.31        21.16        21.16        11.22        11.22        11.22      11.22        11.22       11.22

(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
(3)       A Prefunding period exists for Periods 1 through 3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 21
--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND
                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
PERIOD   A-1 CAP %    A-2 CAP %    A-3 CAP %    A-4 CAP %    M-1 CAP %    M-2 CAP %    M-3 CAP %  B-1 CAP %    B-2 CAP %   B-3 CAP %
         ---------    ---------    ---------    ---------    ---------    ---------    ---------  ---------    ---------   ---------

        ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360 ACTUAL/360   ACTUAL/360  ACTUAL/360
------------------------------------------------------------------------------------------------------------------------------------
   38       11.21      11.30        11.16        11.16        10.19        10.19        10.19      10.19        10.19       10.19
   39       11.68      11.76        11.67        11.67        10.05        10.05        10.05      10.05        10.05       10.05
   40       11.74      11.83        11.67        11.67        10.18        10.18        10.18      10.18        10.18       10.18
   41       12.17      12.26        12.08        12.08        10.57        10.57        10.57      10.57        10.57       10.57
   42       11.83      11.92        11.74        11.74        10.28        10.28        10.28      10.28        10.28       10.28
   43       11.87      11.96        11.77        11.77        10.32        10.32        10.32      10.32        10.32       10.32
   44       12.27      12.36        12.17        12.17        10.66        10.66        10.66      10.66        10.66       10.66
   45       11.97      12.05        11.92        11.92        10.42        10.42        10.42      10.42        10.42       10.42
   46       12.76      12.83          -          12.63        11.12        11.12        11.12      11.12        11.12       11.12
   47       12.39      12.46          -          12.26        10.80        10.80        10.80      10.80        10.80       10.80
   48       12.43      12.49          -          12.30        10.84        10.84        10.84      10.84        10.84       10.84
   49       13.32      13.39          -          13.17        11.62        11.62        11.62      11.62        11.62       11.62
   50       12.46      12.52          -          12.32        10.87        10.87        10.87      10.87        10.87       10.87
   51       12.93      13.00          -          12.82        11.29        11.29        11.29      11.29        11.29       11.29
   52       12.55      12.61          -          12.41        10.95        10.95        10.95      10.95        10.95       10.95
   53       12.97      13.04          -          12.83        11.32        11.32        11.32      11.32        11.32       11.32
   54       12.56      12.62          -          12.43        10.97        10.97        10.97      10.97        10.97       10.97
   55       12.56      12.63          -          12.42        10.97        10.97        10.97      10.97        10.97       10.97
   56       12.99      13.05          -          12.84        11.33        11.33        11.33      11.33        11.33       11.33
   57       12.62      12.68          -          12.51        11.02        11.02        11.02      11.02        11.02       11.02
   58       13.08      13.14          -          12.94        11.42        11.42        11.42      11.42        11.42       11.42
   59       12.66      12.72          -          12.53        11.06        11.06        11.06      11.06        11.06       11.06
   60       12.67      12.73          -          12.54        11.07        11.07        11.07      11.07        11.07       11.07
   61       14.03      14.09          -          13.88        12.26        12.26        12.26      12.26        12.26       12.26
   62       12.67      12.73          -          12.54        11.07        11.07        11.07      11.07        11.07       11.07
   63       13.09      13.16          -          12.97        11.44        11.44        11.44      11.44        11.44       11.44
   64       12.68      12.74          -          12.56        11.08        11.08        11.08      11.08        11.08       11.08
   65       13.11      13.17          -          12.98        11.45        11.45        11.45      11.45        11.45       11.45
   66       12.68      12.74          -          12.56        11.08        11.08        11.08      11.08        11.08       11.08
   67       12.68      12.74          -          12.56        11.08        11.08        11.08      11.08        11.08       11.08
   68       13.11      13.17          -          12.97        11.45        11.45        11.45      11.45        11.45       11.45
   69       12.68      12.74          -          12.55        11.08        11.08        11.08      11.08        11.08       11.08
   70       13.10      13.17          -          12.97        11.45        11.45        11.45      11.45        11.45       11.45
   71       12.68      12.74          -          12.55        11.08        11.08        11.08      11.08        11.08       11.08
   72       12.37      12.43          -          12.24        11.07        11.07        11.07      11.07        11.07       11.07
   73       12.75      12.82          -          12.61        12.26        12.26        12.26      12.26        12.26       12.26
   74       11.53      11.59          -          11.40        11.07        11.07        11.07      11.07        11.07       11.07
   75       11.92      11.98          -          11.79        11.44        11.44        11.44      11.44        11.44       11.44

(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
(3)       A Prefunding period exists for Periods 1 through 3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 22
--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND
                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
PERIOD   A-1 CAP %    A-2 CAP %    A-3 CAP %    A-4 CAP %    M-1 CAP %    M-2 CAP %    M-3 CAP %  B-1 CAP %    B-2 CAP %   B-3 CAP %
         ---------    ---------    ---------    ---------    ---------    ---------    ---------  ---------    ---------   ---------

        ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360 ACTUAL/360   ACTUAL/360  ACTUAL/360
------------------------------------------------------------------------------------------------------------------------------------
   76       11.55      11.61          -          11.42        11.07        11.07        11.07      11.07        11.07       11.07
   77       11.95      12.01          -          11.82        11.44        11.44        11.44      11.44        11.44       11.44
   78       11.57      11.63          -          11.45        11.07        11.07        11.07      11.07        11.07       11.07
   79       11.58      11.64          -          11.46        11.07        11.07        11.07      11.07        11.07       11.07
   80       11.98      12.04          -          11.85        11.43        11.43        11.43      11.43        11.43       11.43
   81       11.61      11.67          -          11.48        11.06        11.06        11.06      11.06        11.06       11.06
   82       12.01      12.07          -          11.88        11.43        11.43        11.43      11.43        11.43       11.43
   83       11.63      11.69          -          11.51        11.06        11.06        11.06      11.06        11.06       11.06
   84       11.65      11.71          -          11.52        11.06        11.06        11.06      11.06        11.06       11.06
   85       12.91      12.98          -          12.77        12.24        12.24        12.24      12.24        12.24       12.24
   86       11.67      11.73          -          11.55        11.06        11.06        11.06      11.06        11.06       11.06
   87       12.08      12.14          -          11.95        11.42        11.42        11.42      11.42        11.42       11.42
   88       11.70      11.76          -          11.58        11.05        11.05        11.05      11.05        11.05       11.05
   89       12.11      12.17          -          11.98        11.42        11.42        11.42      11.42        11.42       11.42
   90       11.73      11.79          -          11.61        11.05        11.05        11.05      11.05        11.05       11.05
   91       11.75      11.81          -          11.62        11.05        11.05        11.05      11.05        11.05       11.05
   92       12.16      12.22          -          12.03        11.42        11.42        11.42      11.42        11.42       11.42
   93       11.78      11.84          -          11.65        11.05        11.05        11.05      11.05        11.05       11.05
   94       12.19      12.26          -          12.06        11.42        11.42        11.42      11.42        11.42       11.42
   95       11.82      11.88          -          11.69        11.05        11.05        11.05      11.05        11.05       11.05
   96       11.84      11.90          -          11.71        11.04        11.04        11.04      11.04        11.04       11.04
   97       12.67      12.74          -          12.53        11.81        11.81        11.81      11.81        11.81       11.81
   98       11.88      11.93          -          11.75        11.04        11.04        11.04      11.04        11.04       11.04
   99       12.29      12.35          -          12.16        11.41        11.41        11.41      11.41        11.41       11.41
  100       11.92      11.98          -          11.78        11.04        11.04        11.04      11.04        11.04         -
  101       12.33      12.40          -          12.20        11.41        11.41        11.41      11.41        11.41         -
  102       11.96      12.02          -          11.83        11.04        11.04        11.04      11.04        11.04         -
  103       11.98      12.04          -          11.85        11.04        11.04        11.04      11.04        11.04         -
  104       12.40      12.46          -          12.27        11.40        11.40        11.40      11.40        11.40         -
  105       12.03      12.09          -          11.89        11.03        11.03        11.03      11.03        11.03         -
  106       12.45      12.51          -          12.32        11.40        11.40        11.40      11.40        11.40         -
  107       12.07      12.13          -          11.94        11.03        11.03        11.03      11.03        11.03         -
  108       12.10      12.16          -          11.97        11.03        11.03        11.03      11.03        11.03         -
  109       13.43      13.49          -          13.28        12.21        12.21        12.21      12.21        12.21         -
  110       12.15      12.21          -          12.02        11.03        11.03        11.03      11.03        11.03         -
  111       12.59      12.65          -          12.45        11.40        11.40        11.40      11.40        11.40         -
  112       12.21      12.27          -          12.07        11.03        11.03        11.03      11.03        11.03         -
  113       12.64      12.71          -          12.51        11.39        11.39        11.39      11.39        11.39         -

(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
(3)       A Prefunding period exists for Periods 1 through 3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 23
--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND
                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
PERIOD   A-1 CAP %    A-2 CAP %    A-3 CAP %    A-4 CAP %    M-1 CAP %    M-2 CAP %    M-3 CAP %  B-1 CAP %    B-2 CAP %   B-3 CAP %
         ---------    ---------    ---------    ---------    ---------    ---------    ---------  ---------    ---------   ---------

        ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360 ACTUAL/360   ACTUAL/360  ACTUAL/360
------------------------------------------------------------------------------------------------------------------------------------
  114       12.27      12.33          -          12.13        11.03        11.03        11.03      11.03        11.03         -
  115       12.30      12.36          -          12.16        11.02        11.02        11.02      11.02        11.02         -
  116       12.74      12.80          -          12.60        11.39        11.39        11.39      11.39          -           -
  117       12.36      12.42          -          12.22        11.02        11.02        11.02      11.02          -           -
  118       12.81      12.87          -          12.67        11.39        11.39        11.39      11.39          -           -
  119       12.43      12.49          -          12.29        11.02        11.02        11.02      11.02          -           -
  120       12.46      12.52          -          12.32        11.02        11.02        11.02      11.02          -           -
  121       13.84      13.90          -          13.68        12.20        12.20        12.20      12.20          -           -
  122       12.53      12.59          -          12.40        11.02        11.02        11.02      11.02          -           -
  123       12.99      13.05          -          12.85        11.39        11.39        11.39      11.39          -           -
  124       12.61      12.67          -          12.47        11.02        11.02        11.02      11.02          -           -
  125       13.07      13.13          -          12.93        11.38        11.38        11.38      11.38          -           -
  126       12.69      12.75          -          12.55        11.02        11.02        11.02      11.02          -           -
  127       12.73      12.79          -          12.59        11.01        11.01        11.01      11.01          -           -
  128       13.20      13.26          -          13.05        11.38        11.38        11.38      11.38          -           -
  129       12.82      12.87          -          12.68        11.01        11.01        11.01        -            -           -
  130       13.29      13.35          -          13.15        11.38        11.38        11.38        -            -           -
  131       12.91      12.97          -          12.77        11.01        11.01        11.01        -            -           -
  132       12.95      13.01          -          12.81        11.01        11.01        11.01        -            -           -
  133       14.40      14.46          -          14.24        12.19        12.19        12.19        -            -           -
  134       13.05      13.11          -          12.91        11.01        11.01        11.01        -            -           -
  135       13.54      13.60          -          13.39        11.38        11.38        11.38        -            -           -
  136       13.16      13.21          -          13.01        11.01        11.01        11.01        -            -           -
  137       13.65      13.71          -          13.50        11.37        11.37        11.37        -            -           -
  138       13.26      13.32          -          13.12        11.01        11.01        11.01        -            -           -
  139       13.32      13.38          -          13.18        11.01        11.01        11.01        -            -           -
  140       13.83      13.89          -          13.68        11.37        11.37        11.37        -            -           -
  141       13.44      13.50          -          13.30        11.01        11.01          -          -            -           -
  142       13.95      14.01          -          13.80        11.37        11.37          -          -            -           -
  143       13.56      13.62          -          13.42        11.00        11.00          -          -            -           -
  144       13.63      13.69          -          13.48        11.00        11.00          -          -            -           -
  145       14.64      14.70          -          14.48        11.76        11.76          -          -            -           -
  146       13.76      13.82          -          13.62        11.00        11.00          -          -            -           -
  147       14.29      14.35          -          14.14        11.37        11.37          -          -            -           -
  148       13.90      13.96          -          13.76        11.00        11.00          -          -            -           -
  149       14.44      14.50          -          14.29        11.37        11.37          -          -            -           -
  150       14.05      14.11          -          13.91        11.00        11.00          -          -            -           -
  151       14.13      14.19          -          13.98        11.00        11.00          -          -            -           -

(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
(3)       A Prefunding period exists for Periods 1 through 3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 24
--------------------------------------------------------------------------------

                                                   SCHEDULE OF AVAILABLE FUNDS AND
                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
PERIOD   A-1 CAP %    A-2 CAP %    A-3 CAP %    A-4 CAP %    M-1 CAP %    M-2 CAP %    M-3 CAP %  B-1 CAP %    B-2 CAP %   B-3 CAP %
         ---------    ---------    ---------    ---------    ---------    ---------    ---------  ---------    ---------   ---------

        ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360 ACTUAL/360   ACTUAL/360  ACTUAL/360
------------------------------------------------------------------------------------------------------------------------------------
  152       14.68      14.74          -          14.53        11.37        11.37          -          -            -           -

  153       14.29      14.35          -          14.14        11.00        11.00          -          -            -           -

  154       14.85      14.91          -          14.70        11.37        11.37          -          -            -           -

  155       14.46      14.52          -          14.31        11.00        11.00          -          -            -           -

  156       14.55      14.61          -          14.40        11.00        11.00          -          -            -           -

  157       16.21      16.27          -          16.04        12.18        12.18          -          -            -           -

  158       14.73      14.79          -          14.58        11.00        11.00          -          -            -           -

  159       15.32      15.38          -          15.17        11.37        11.37          -          -            -           -

  160       14.93      14.98          -          14.78        11.00        11.00          -          -            -           -

  161       15.53      15.59          -          15.37        11.37        11.37          -          -            -           -

  162       15.13      15.19          -          14.98        11.00          -            -          -            -           -

  163       15.24      15.29          -          15.09        11.00          -            -          -            -           -

  164       15.86      15.92          -          15.70        11.37          -            -          -            -           -

  165       15.46      15.51          -          15.31        11.00          -            -          -            -           -

  166       16.09      16.15          -          15.94        11.37          -            -          -            -           -

  167       15.69      15.75          -          15.54        11.00          -            -          -            -           -

  168       15.81      15.87          -          15.66        11.00          -            -          -            -           -

  169       17.64      17.71          -          17.48        12.18          -            -          -            -           -

  170       16.06      16.12          -          15.91        11.00          -            -          -            -           -

  171       16.73      16.79          -          16.58        11.37          -            -          -            -           -

  172       16.33      16.39          -          16.18        11.00          -            -          -            -           -

  173       17.02      17.08          -          16.86        11.37          -            -          -            -           -

  174       16.62      16.68          -          16.46        11.00          -            -          -            -           -

  175       16.77      16.83          -          16.61        11.00          -            -          -            -           -

  176       17.51      17.57          -          17.36        11.38          -            -          -            -           -

  177       17.11      17.17          -          16.96        11.02          -            -          -            -           -

  178       18.11      18.17          -          17.97          -            -            -          -            -           -

  179       17.82      17.88          -          17.68          -            -            -          -            -           -

  180       18.13      18.18          -          17.99          -            -            -          -            -           -

  181       20.43      20.50          -          20.28          -            -            -          -            -           -

  182       18.78      18.84          -          18.65          -            -            -          -            -           -

  183       19.76      19.82          -          19.62          -            -            -          -            -           -

  184       19.49      19.55          -          19.36          -            -            -          -            -           -

  185       20.55      20.61          -          20.41          -            -            -          -            -           -

  186       20.31      20.37          -          20.18          -            -            -          -            -           -

  187       20.77      20.82          -          20.63          -            -            -          -            -           -

  188       21.96      22.02          -          21.82          -            -            -          -            -           -

(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
(3)       A Prefunding period exists for Periods 1 through 3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 25
--------------------------------------------------------------------------------

                                                  SCHEDULE OF AVAILABLE FUNDS AND
                                       SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
PERIOD   A-1 CAP %    A-2 CAP %    A-3 CAP %    A-4 CAP %    M-1 CAP %    M-2 CAP %    M-3 CAP %  B-1 CAP %    B-2 CAP %   B-3 CAP %
         ---------    ---------    ---------    ---------    ---------    ---------    ---------  ---------    ---------   ---------

        ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360   ACTUAL/360 ACTUAL/360   ACTUAL/360  ACTUAL/360
------------------------------------------------------------------------------------------------------------------------------------
  189       21.78      21.84          -          21.64          -            -            -          -            -           -

  190       23.09      23.15          -          22.95          -            -            -          -            -           -

  191       22.96      23.02          -          22.83          -            -            -          -            -           -

  192       23.63      23.69          -          23.49          -            -            -          -            -           -

  193       26.03      26.10          -          25.89          -            -            -          -            -           -

  194       25.15      25.21          -          25.01          -            -            -          -            -           -

  195       26.89      26.95          -          26.75          -            -            -          -            -           -

  196       26.98      27.04          -          26.85          -            -            -          -            -           -

  197       28.99      29.05          -          28.85          -            -            -          -            -           -

  198       29.24      29.30          -          29.11          -            -            -          -            -           -

  199       30.57      30.63          -          30.44          -            -            -          -            -           -

  200       33.14      33.20          -          33.00          -            -            -          -            -           -

  201       33.77      33.83          -          33.64          -            -            -          -            -           -

  202       36.91      36.97          -          36.77          -            -            -          -            -           -

  203       37.97      38.03          -          37.84          -            -            -          -            -           -

  204       40.61      40.66          -          40.47          -            -            -          -            -           -

  205       48.40      48.47          -          48.26          -            -            -          -            -           -

  206       47.46      47.52          -          47.33          -            -            -          -            -           -

  207       53.78      53.84          -          53.64          -            -            -          -            -           -

  208       57.78      57.84          -          57.65          -            -            -          -            -           -

  209       67.33      67.40          -          67.20          -            -            -          -            -           -

  210       75.02      75.08          -          74.88          -            -            -          -            -           -

  211       88.83      88.89          -          88.70          -            -            -          -            -           -

  212      113.24     113.30          -         113.10          -            -            -          -            -           -

  213      144.23     144.29          -         144.10          -            -            -          -            -           -

  214         -       220.92          -         220.72          -            -            -          -            -           -

  215         -       435.92          -         435.72          -            -            -          -            -           -

(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
(3)       A Prefunding period exists for Periods 1 through 3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 26
--------------------------------------------------------------------------------

                                              INTEREST RATE CAP SCHEDULES


         Group II/ Group III ClassA                  Class M Certificates                     Class B Certificates
       Certificates Interest Rate Cap                 Interest Rate Cap                        Interest Rate Cap
    ------------------------------------     ------------------------------------     ----------------------------------
                         Strike Ceiling                          Strike Ceiling                          Strike Ceiling
           Balance  ($)    (%)    (%)              Balance  ($)    (%)    (%)              Balance  ($)    (%)     (%)
     1    327,053,000.00  6.65    9.00        1   113,533,000.00  5.90    8.25         1   34,148,000.00  4.40    6.75
     2    320,859,345.56  6.65    9.00        2   113,533,000.00  5.90    8.25         2   34,148,000.00  4.40    6.75
     3    314,181,972.74  6.65    9.00        3   113,533,000.00  5.90    8.25         3   34,148,000.00  4.40    6.75
     4    307,019,345.82  6.65    9.00        4   113,533,000.00  5.90    8.25         4   34,148,000.00  4.40    6.75
     5    299,370,385.96  6.65    9.00        5   113,533,000.00  5.90    8.25         5   34,148,000.00  4.40    6.75
     6    291,726,410.82  6.65    9.00        6   113,533,000.00  5.90    8.25         6   34,148,000.00  4.40    6.75
     7    284,086,577.13  6.65    9.00        7   113,533,000.00  5.90    8.25         7   34,148,000.00  4.40    6.75
     8    276,450,754.51  6.65    9.00        8   113,533,000.00  5.90    8.25         8   34,148,000.00  4.40    6.75
     9    268,820,138.19  6.65    9.00        9   113,533,000.00  5.90    8.25         9   34,148,000.00  4.40    6.75
    10    261,196,011.90  6.65    9.00        10  113,533,000.00  5.90    8.25         10  34,148,000.00  4.40    6.75
    11    253,580,832.76  6.65    9.00        11  113,533,000.00  5.90    8.25         11  34,148,000.00  4.40    6.75
    12    245,977,950.38  6.65    9.00        12  113,533,000.00  5.90    8.25         12  34,148,000.00  4.40    6.75
    13    238,454,714.63  6.65    9.00        13  113,533,000.00  5.90    8.25         13  34,148,000.00  4.40    6.75
    14    231,081,258.72  6.65    9.00        14  113,533,000.00  5.90    8.25         14  34,148,000.00  4.40    6.75
    15    223,865,907.76  6.65    9.00        15  113,533,000.00  5.90    8.25         15  34,148,000.00  4.40    6.75
    16    216,815,618.83  6.65    9.00        16  113,533,000.00  5.90    8.25         16  34,148,000.00  4.40    6.75
    17    209,931,855.03  6.65    9.00        17  113,533,000.00  5.90    8.25         17  34,148,000.00  4.40    6.75
    18    203,210,782.91  6.65    9.00        18  113,533,000.00  5.90    8.25         18  34,148,000.00  4.40    6.75
    19    196,648,579.29  6.65    9.00        19  113,533,000.00  5.90    8.25         19  34,148,000.00  4.40    6.75
    20    190,241,510.49  6.65    9.00        20  113,533,000.00  5.90    8.25         20  34,148,000.00  4.40    6.75
    21    183,985,930.30  6.65    9.00        21  113,533,000.00  5.90    8.25         21  34,148,000.00  4.40    6.75
    22    177,878,195.60  8.00    9.80        22  113,533,000.00  7.20    9.00         22  34,148,000.00  5.70    7.50
    23    171,913,554.50  8.00    9.80        23  113,533,000.00  7.20    9.00         23  34,148,000.00  5.70    7.50
    24    166,089,559.84  8.00    9.80        24  113,533,000.00  7.20    9.00         24  34,148,000.00  5.70    7.50
    25    160,403,243.89  8.00    9.80        25  113,533,000.00  7.20    9.00         25  34,148,000.00  5.70    7.50
    26    154,851,378.04  8.00    9.80        26  113,533,000.00  7.20    9.00         26  34,148,000.00  5.70    7.50
    27    149,430,910.15  8.00    9.80        27  113,533,000.00  7.20    9.00         27  34,148,000.00  5.70    7.50
    28    144,138,778.14  8.70   10.10        28  113,533,000.00  7.85    9.25         28  34,148,000.00  6.35    7.75
    29    138,971,962.62  8.70   10.10        29  113,533,000.00  7.85    9.25         29  34,148,000.00  6.35    7.75
    30    133,927,514.98  8.70   10.10        30  113,533,000.00  7.85    9.25         30  34,148,000.00  6.35    7.75
    31    129,002,555.69  8.70   10.10        31  113,533,000.00  7.85    9.25         31  34,148,000.00  6.35    7.75
    32    124,194,272.72  8.70   10.10        32  113,533,000.00  7.85    9.25         32  34,148,000.00  6.35    7.75
    33    119,499,919.98  8.70   10.10        33  113,533,000.00  7.85    9.25         33  34,148,000.00  6.35    7.75
    34    114,916,817.62  9.50   10.10        34  113,533,000.00  8.65    9.25         34  34,148,000.00  7.15    7.75
    35    110,442,344.93  9.50   10.10        35  113,533,000.00  8.65    9.25         35  34,148,000.00  7.15    7.75
    36    106,073,807.59  9.50   10.10        36  113,533,000.00  8.65    9.25         36  34,148,000.00  7.15    7.75
                                              37  113,533,000.00  8.65    9.25         37  34,148,000.00  7.15    7.75
                                              38  111,296,684.35  8.65    9.25         38  28,955,529.59  7.15    7.75

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 27
--------------------------------------------------------------------------------

                                                      TOTAL COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                     AGGREGATE     AGGREGATE     WEIGHTED      WEIGHTED     WEIGHTED
                                                       CUT-OFF       CUT-OFF      AVERAGE       AVERAGE      AVERAGE
                                        NUMBER OF         DATE          DATE        GROSS     REMAINING     ORIGINAL      WEIGHTED
                                         MORTGAGE    PRINCIPAL     PRINCIPAL     INTEREST          TERM     COMBINED       AVERAGE
PRODUCT TYPES                               LOANS  BALANCE ($)       BALANCE     RATE (%)      (MONTHS)      LTV (%)    FICO SCORE
------------------------------------ ------------- -------------- ------------ ------------- ------------ ------------- ------------
Fixed-10 Year                                   1       11,339          0.00       10.990           117        95.00           575
Fixed-15 Year                                 127   12,221,063          1.71        7.423           177        75.05           635
Fixed-20 Year                                  84    5,880,790          0.82        8.358           237        82.80           629
Fixed-25 Year                                   1      115,974          0.02        9.750           297        75.00           541
Fixed-30 Year                               1,091  177,158,112         24.73        7.383           356        78.95           642
Fixed Balloon-5/30                              1       63,722          0.01       11.740            56       100.00           654
Fixed Balloon-15/30                           278   13,859,978          1.94       10.192           176        94.49           662
ARM-6 Month LIBOR                               2      670,751          0.09        5.474           356        68.53           644
ARM-2 Year/6 Month LIBOR                    2,392  421,771,091         58.88        7.599           356        80.83           611
ARM-3 Year/6 Month LIBOR                      409   73,757,762         10.30        7.466           356        80.77           611
ARM-5 Year/6 Month LIBOR                        9    2,135,632          0.30        6.279           357        73.05           661
Interest Only-ARM--2 Year/6 Month
LIBOR                                          36    7,968,864          1.11        7.055           358        79.49           661
Interest Only-ARM--3 Year/6 Month
LIBOR                                           2      650,750          0.09        6.414           358        80.00           757
------------------------------------ ------------- -------------- ------------ ------------- ------------ ------------- ------------
TOTAL                                       4,433  716,265,828        100.00        7.573           349        80.49           621
==================================== ============= ============== ============ ============= ============ ============= ============

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 28
--------------------------------------------------------------------------------

                                                      TOTAL COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
                                         MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
ORIGINATOR                                  LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
------------------------------------ ------------- -------------- ------------ ------------- ------------ ------------- ------------
BNC                                           860   162,149,266        22.64         7.414          354        81.04           614
Encore                                        647   119,585,157        16.70         7.296          352        77.83           607
Peoples Choice                                490    72,741,382        10.16         7.644          349        80.82           628
Impac                                         330    56,867,238         7.94         7.489          348        79.83           614
Aames                                         361    53,198,358         7.43         7.659          349        77.91           610
Chapel                                        259    49,560,902         6.92         7.760          346        80.66           653
SIB                                           250    44,521,817         6.22         8.007          352        80.68           609
Lenders Direct                                406    44,146,920         6.16         7.837          334        83.31           640
First Banc                                    264    35,668,499         4.98         8.115          337        84.56           636
Accredited                                    162    24,468,215         3.42         7.433          347        78.24           631
Master Financial                              172    23,963,975         3.35         7.544          349        83.66           636
CIT                                            89    11,865,656         1.66         6.744          353        83.52           645
FGMC                                           64     8,023,582         1.12         7.729          330        85.75           674
Oakmont                                        47     6,948,301         0.97         8.199          355        78.82           582
Aegis                                          12     1,567,474         0.22         8.418          352        84.11           604
Ameriquest                                     20       989,087         0.14         9.027          336        81.96           605
------------------------------------ ------------- -------------- ------------ ------------- ------------ ------------- ------------
TOTAL                                       4,433   716,265,828       100.00         7.573          349        80.49           621
==================================== ============= ============== ============ ============= ============ ============= ============

                                                             % OF
                                                          MORTGAGE
                                                           POOL BY
                                         AGGREGATE       AGGREGATE        WEIGHTED        WEIGHTED        WEIGHTED
                                           CUT-OFF         CUT-OFF         AVERAGE         AVERAGE         AVERAGE
                          NUMBER OF           DATE            DATE           GROSS       REMAINING        ORIGINAL       WEIGHTED
                           MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST            TERM        COMBINED        AVERAGE
LIEN POSITION                 LOANS    BALANCE ($)         BALANCE        RATE (%)        (MONTHS)         LTV (%)     FICO SCORE
------------------------ ----------- --------------   ------------  ----------------  --------------  -------------  -------------
1st Lien                      3,990    697,331,314           97.36           7.487             352           80.00            620
2nd Lien                        443     18,934,514            2.64          10.739             231           98.62            661
------------------------ ----------- --------------   ------------  ----------------  --------------  -------------  -------------
TOTAL                         4,433    716,265,828          100.00           7.573             349           80.49            621
======================== =========== ==============   ============  ================  ==============  =============  =============

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 29
--------------------------------------------------------------------------------

                                                      TOTAL COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                             % OF
                                                          MORTGAGE
                                                           POOL BY
                                         AGGREGATE       AGGREGATE        WEIGHTED        WEIGHTED        WEIGHTED
                                           CUT-OFF         CUT-OFF         AVERAGE         AVERAGE         AVERAGE
                          NUMBER OF           DATE            DATE           GROSS       REMAINING        ORIGINAL       WEIGHTED
RANGE OF GROSS             MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST            TERM        COMBINED        AVERAGE
INTEREST RATES (%)            LOANS    BALANCE ($)         BALANCE        RATE (%)        (MONTHS)         LTV (%)     FICO SCORE
------------------------ ----------- --------------   ------------  ----------------  --------------  -------------  -------------
4.000-4.999                       2        279,022            0.04           4.846             313           62.37            734
5.000-5.999                     190     43,242,877            6.04           5.817             349           73.59            677
6.000-6.999                   1,070    219,978,736           30.71           6.654             352           78.56            643
7.000-7.999                   1,405    251,512,037           35.11           7.542             351           81.34            613
8.000-8.999                     887    133,697,099           18.67           8.494             353           82.29            595
9.000-9.999                     428     44,273,501            6.18           9.495             341           81.93            582
10.000-10.999                   264     15,737,738            2.20          10.532             304           87.62            618
11.000-11.999                   119      5,366,064            0.75          11.533             246           92.09            624
12.000-12.999                    51      1,678,226            0.23          12.339             209           95.65            607
13.000-13.999                    17        500,528            0.07          13.374             181           99.85            623
------------------------ ----------- --------------   ------------  ----------------  --------------  -------------  -------------
TOTAL                         4,433    716,265,828          100.00           7.573             349           80.49            621
======================== =========== ==============   ============  ================  ==============  =============  =============

Minimum: 4.750%
Maximum: 13.990%
Weighted Average: 7.573%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 30
--------------------------------------------------------------------------------

                                                      TOTAL COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004
                                                                % OF
                                                             MORTGAGE
                                                              POOL BY
                                            AGGREGATE       AGGREGATE        WEIGHTED        WEIGHTED        WEIGHTED
                                              CUT-OFF         CUT-OFF         AVERAGE         AVERAGE         AVERAGE
                             NUMBER OF           DATE            DATE           GROSS       REMAINING        ORIGINAL       WEIGHTED
RANGE OF CUT-OFF DATE         MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST            TERM        COMBINED        AVERAGE
PRINCIPAL BALANCES ($)           LOANS    BALANCE ($)         BALANCE        RATE (%)        (MONTHS)         LTV (%)     FICO SCORE
--------------------------- -----------  --------------   -------------    ------------    ------------    -----------    ----------
0.01-25,000.00                     101      2,124,604            0.30          11.060             220           96.17            649
25,000.01-50,000.00                384     14,646,404            2.04          10.091             278           88.44            633
50,000.01-75,000.00                427     26,683,542            3.73           8.774             323           82.60            618
75,000.01-100,000.00               476     41,608,515            5.81           8.157             337           80.61            615
100,000.01-125,000.00              508     57,519,404            8.03           7.817             346           79.13            615
125,000.01-150,000.00              522     71,747,515           10.02           7.647             349           79.87            614
150,000.01-175,000.00              377     61,325,105            8.56           7.577             352           80.46            613
175,000.01-200,000.00              377     70,657,749            9.86           7.465             354           79.94            619
200,000.01-225,000.00              302     64,241,300            8.97           7.429             351           80.41            617
225,000.01-250,000.00              201     47,913,102            6.69           7.394             354           80.65            618
250,000.01-275,000.00              176     46,158,071            6.44           7.320             356           81.23            624
275,000.01-300,000.00              144     41,477,900            5.79           7.186             355           80.98            626
300,000.01-325,000.00               99     31,078,876            4.34           7.202             356           82.44            633
325,000.01-350,000.00               82     27,607,289            3.85           7.224             357           80.66            633
350,000.01-375,000.00               64     23,151,064            3.23           7.238             357           78.92            625
375,000.01-400,000.00               56     21,683,068            3.03           7.100             348           79.40            629
400,000.01-425,000.00               31     12,835,296            1.79           7.039             356           82.91            635
425,000.01-450,000.00               19      8,304,009            1.16           7.076             346           78.45            636
450,000.01-475,000.00               17      7,838,889            1.09           7.188             356           82.13            634
475,000.01-500,000.00               27     13,214,211            1.84           7.368             356           79.38            613
500,000.01-525,000.00               13      6,734,039            0.94           7.467             357           80.97            634
525,000.01-550,000.00               11      5,957,322            0.83           6.969             357           72.77            638
550,000.01-575,000.00                5      2,815,907            0.39           7.551             357           68.09            629
575,000.01-600,000.00                5      2,965,819            0.41           6.566             356           75.03            634
600,000.01 >=                        9      5,976,829            0.83           6.963             357           75.90            664
--------------------------- -----------  --------------   -------------    ------------    ------------    -----------    ----------
TOTAL                            4,433    716,265,828         1 00.00           7.573             349           80.49            621
=========================== ===========  ==============   =============    ============    ============    ===========    ==========

Minimum:$9,985
Maximum: $876,634
Average: $161,576

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 31
--------------------------------------------------------------------------------

                                                      TOTAL COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                               % OF
                                                            MORTGAGE
                                                             POOL BY
                                            AGGREGATE      AGGREGATE        WEIGHTED        WEIGHTED        WEIGHTED
                                              CUT-OFF        CUT-OFF         AVERAGE         AVERAGE         AVERAGE
                             NUMBER OF           DATE           DATE           GROSS       REMAINING        ORIGINAL       WEIGHTED
ORIGINAL TERM                 MORTGAGE      PRINCIPAL      PRINCIPAL        INTEREST            TERM        COMBINED        AVERAGE
(MONTHS)                         LOANS    BALANCE ($)        BALANCE        RATE (%)        (MONTHS)         LTV (%)     FICO SCORE
--------------------------- -----------  --------------   -------------    ------------    ------------    -----------    ----------
60                                   1         63,722           0.01          11.740             56         100.00            654
120                                  2         40,548           0.01          9.4840            116          44.81            553
180                                407     26,266,378           3.67           8.890            176          85.32            649
240                                 84      5,880,790           0.82           8.358            237          82.80            629
300                                  1        115,974           0.02           9.750            297          75.00            541
324                                  1         81,790           0.01           8.180            321          74.55            500
360                              3,937    683,816,627          95.47           7.515            356          80.29            620
--------------------------- -----------  --------------   -------------    ------------    ------------    -----------    ----------
TOTAL                            4,433    716,265,828         100.00           7.573            349          80.49            621
=========================== ===========  ==============   =============    ============    ============    ===========    ==========

Minimum: 60
Maximum: 360
Weighted Average: 352

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                       WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS         AVERAGE       ORIGINAL        WEIGHTED
RANGE OF REMAINING            MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING   COMBINED LTV    AVERAGE FICO
TERMS (MONTHS)                   LOANS    BALANCE ($)         BALANCE       RATE (%)   TERM (MONTHS)            (%)           SCORE
--------------------------- -----------  --------------   -------------  ------------  -------------  --------------  --------------
49-60                                1         63,722            0.01         11.740             56         100.00            654
109-120                              2         40,548            0.01          9.484            116          44.81            553
157-168                              1         53,421            0.01         12.375            168         100.00            653
169-180                            406     26,212,957            3.66          8.883            176          85.29            649
229-240                             84      5,880,790            0.82          8.358            237          82.80            629
289-300                              1        115,974            0.02          9.750            297          75.00            541
313-324                              1         81,790            0.01          8.180            321          74.55            500
337-348                              3        334,294            0.05          8.151            347          82.02            624
349-360                          3,934    683,482,332           95.42          7.515            356          80.29            620
--------------------------- -----------  --------------   -------------  ------------  -------------  --------------  --------------
TOTAL                            4,433    716,265,828          100.00          7.573            349          80.49            621
=========================== ===========  ==============   =============  ============  =============  ==============  ==============

Minimum: 56
Maximum: 360
Weighted Average: 349

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 32
--------------------------------------------------------------------------------

                                                      TOTAL COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                          % OF MORTGAGE
                                                                POOL BY      WEIGHTED                       WEIGHTED
                                              AGGREGATE       AGGREGATE       AVERAGE        WEIGHTED        AVERAGE
                               NUMBER OF   CUT-OFF DATE    CUT-OFF DATE         GROSS         AVERAGE       ORIGINAL        WEIGHTED
RANGE OF ORIGINAL               MORTGAGE      PRINCIPAL       PRINCIPAL      INTEREST       REMAINING   COMBINED LTV    AVERAGE FICO
COMBINED LTV RATIOS (%)            LOANS    BALANCE ($)         BALANCE      RATE (%)   TERM (MONTHS)            (%)           SCORE
---------------------------  -----------  --------------  -------------  ------------  -------------  --------------  --------------
<= 30.00                              18      1,345,495           0.19          7.360           350          24.87            623
30.01-40.00                           27      4,272,592           0.60          7.106           350          36.03            598
40.01-50.00                           70     10,285,643           1.44          7.225           344          45.54            618
50.01-60.00                          160     27,554,051           3.85          7.124           346          56.01            608
60.01-70.00                          437     76,575,043          10.69          7.503           348          66.55            591
70.01-80.00                        1,662    290,518,102          40.56          7.356           352          78.54            628
80.01-90.00                        1,260    222,455,326          31.06          7.627           353          87.47            612
90.01-100.00                         799     83,259,575          11.62          8.473           327          97.07            657
---------------------------  -----------  --------------  -------------  ------------  -------------  --------------  --------------
TOTAL                              4,433    716,265,828         100.00          7.573           349          80.49            621
===========================  ===========  ==============  =============  ============  =============  ==============  ==============

Minimum: 17.32%
Maximum: 100.00%
Weighted Average: 80.49%

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF GROSS MARGINS          MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
(%)                                LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
---------------------------  -----------  --------------  -------------  ------------  -------------  --------------  --------------
Fixed Rate Loans                   1,583    209,310,978          29.22          7.602           330          79.86            643
<=5.000                              295     57,245,212           7.99          7.035           357          80.94            629
5.001-5.500                          752    136,229,133          19.02          7.163           357          80.89            623
5.501-6.000                          538     94,289,652          13.16          7.336           356          80.97            618
6.001-6.500                          438     79,584,260          11.11          7.664           356          81.01            605
6.501-7.000                          405     74,243,662          10.37          7.938           356          79.92            602
7.001-7.500                          248     41,622,965           5.81          8.392           356          81.27            588
7.501-8.000                           83     12,332,297           1.72          8.710           356          80.31            591
8.001-8.500                           51      6,224,364           0.87          9.102           355          81.05            590
8.501-9.000                           30      3,913,185           0.55          9.577           356          72.88            557
>=9.001                               10      1,270,119           0.18         10.097           356          82.66            606
---------------------------  -----------  --------------  -------------  ------------  -------------  --------------  --------------
TOTAL                              4,433    716,265,828         100.00          7.573           349          80.49            621
===========================  ===========  ==============  =============  ============  =============  ==============  ==============

Non-Fixed Rate Minimum: 3.375%
Non-Fixed Rate Maximum: 9.950%
Non-Fixed Rate Weighted Average: 6.061%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 33
--------------------------------------------------------------------------------

                                                      TOTAL COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY    WEIGHTED      WEIGHTED       WEIGHTED
                                                    AGGREGATE     AGGREGATE     AVERAGE       AVERAGE        AVERAGE
                                     NUMBER OF   CUT-OFF DATE  CUT-OFF DATE       GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF MINIMUM MORTGAGE             MORTGAGE      PRINCIPAL     PRINCIPAL    INTEREST          TERM   COMBINED LTV   AVERAGE FICO
RATES (%)                                LOANS    BALANCE ($)       BALANCE    RATE (%)      (MONTHS)            (%)          SCORE
-------------------------------     ----------- -------------  ------------- ------------ ------------- ------------- --------------
Fixed Rate Loans                         1,583   209,310,978         29.22         7.602           330         79.86           643
<=5.000                                     12     2,638,335          0.37         6.290           355         82.96           678
5.001-5.500                                 27     5,466,950          0.76         5.891           356         79.78           680
5.501-6.000                                121    29,034,477          4.05         6.089           357         77.84           656
6.001-6.500                                254    54,852,273          7.66         6.453           357         78.02           638
6.501-7.000                                507   102,996,415         14.38         6.914           356         80.79           635
7.001-7.500                                483    90,978,862         12.70         7.394           357         80.91           610
7.501-8.000                                507    89,266,798         12.46         7.855           356         82.59           601
8.001-8.500                                333    54,766,939          7.65         8.353           356         82.06           594
8.501-9.000                                302    41,881,707          5.85         8.818           356         81.81           581
9.001-9.500                                133    17,110,291          2.39         9.318           356         79.99           560
9.501-10.000                                96    11,599,184          1.62         9.828           356         79.70           555
10.001 -10.500                              38     3,545,579          0.50        10.294           356         74.82           554
10.501-11.000                               27     1,973,618          0.28        10.776           357         77.58           547
11.001-11.500                                4       575,521          0.08        11.323           356         69.38           528
11.501-12.000                                4       207,639          0.03        11.745           354         55.90           541
12.001-12.500                                2        60,260          0.01        12.349           358         67.46           551
-------------------------------     ----------- -------------  ------------- ------------ ------------- ------------- --------------
TOTAL                                    4,433   716,265,828        100.00         7.573           349         80.49           621
===============================     =========== ============== ============= ============ ============= ============= ==============

Non-Fixed Rate Minimum: 3.125%
Non-Fixed Rate Maximum: 12.500%
Non-Fixed Rate Weighted Average: 7.493%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 34
--------------------------------------------------------------------------------

                                                      TOTAL COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY    WEIGHTED      WEIGHTED       WEIGHTED
                                                    AGGREGATE     AGGREGATE     AVERAGE       AVERAGE        AVERAGE
                                     NUMBER OF   CUT-OFF DATE  CUT-OFF DATE       GROSS     REMAINING       ORIGINAL       WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL    INTEREST          TERM   COMBINED LTV   AVERAGE FICO
RANGE OF MAXIMUM LOAN RATES (%)          LOANS    BALANCE ($)       BALANCE    RATE (%)      (MONTHS)            (%)          SCORE
--------------------------------   ----------- -------------- -------------- ------------ ------------ -------------- --------------
Fixed Rate Loans                         1,583    209,310,978         29.22       7.602           330         79.86           643
<= 13.000                                  379     84,505,618         11.80       6.441           356         78.72           655
13.001-13.500                              361     75,801,502         10.58       6.872           357         79.71           630
13.501-14.000                              521     98,705,184         13.78       7.230           357         80.91           620
14.001-14.500                              431     76,504,660         10.68       7.624           356         81.70           604
14.501-15.000                              466     77,151,082         10.77       8.074           356         83.36           598
15.001-15.500                              259     39,694,392          5.54       8.499           356         81.09           583
15.501-16.000                              224     30,029,878          4.19       8.994           356         80.98           572
16.001-16.500                              102     13,504,679          1.89       9.476           356         80.05           561
16.501-17.000                               69      7,798,557          1.09       9.970           357         78.35           539
17.001-17.500                               20      2,093,157          0.29      10.572           356         71.58           548
17.501-18.000                               13        954,940          0.13      10.888           357         73.18           530
18.001-18.500                                2         60,240          0.01      11.628           357         69.95           605
18.501-19.000                                2        120,982          0.02      11.781           353         44.09           546
19.001-19.500                                1         29,977          0.00      12.500           357         75.00           520
--------------------------------   ----------- -------------- -------------- ------------ ------------ -------------- --------------
TOTAL                                    4,433    716,265,828        100.00       7.573           349         80.49           621
================================   =========== ============== ============== ============ ============ ============== ==============

Non-Fixed Rate Minimum: 10.350%
Non-Fixed Rate Maximum: 19.500%
Non-Fixed Rate Weighted Average: 14.153%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 35
--------------------------------------------------------------------------------

                                                      TOTAL COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                            % OF
                                                                        MORTGAGE
                                                                         POOL BY                          WEIGHTED      WEIGHTED
                                                                       AGGREGATE            WEIGHTED       AVERAGE       AVERAGE
                                                     AGGREGATE           CUT-OFF             AVERAGE     REMAINING      ORIGINAL
                               NUMBER OF          CUT-OFF DATE              DATE               GROSS          TERM      COMBINED
INITIAL PERIODIC CAP (%)  MORTGAGE LOANS PRINCIPAL BALANCE ($) PRINCIPAL BALANCE   INTEREST RATE (%)      (MONTHS)       LTV (%)
------------------------- -------------- --------------------- -----------------   ----------------- ------------- -------------
Fixed Rate Loans                  1,583        209,310,978                 29.22               7.602           330         79.86
1.000                               155         25,094,445                  3.50               7.961           355         82.97
1.500                               569        103,424,999                 14.44               7.486           356         79.83
2.000                               683        129,567,254                 18.09               7.463           357         81.06
3.000                             1,438        248,179,072                 34.65               7.607           357         80.76
5.000                                 5            689,079                  0.10               6.404           357         77.20
------------------------- -------------- ------------------ ---------------------  ------------------ ------------- -------------
TOTAL                             4,433        716,265,828                100.00               7.573           349         80.49
========================= ============== ================== =====================  ================== ============= =============

                                  WEIGHTED
                                   AVERAGE
INITIAL PERIODIC CAP (%)        FICO SCORE
-------------------------    -------------
Fixed Rate Loans                       643
1.000                                  621
1.500                                  599
2.000                                  603
3.000                                  622
5.000                                  603
--------------------------    -------------
TOTAL                                  621
==========================    =============




Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 5.000%
Non-Fixed Rate Weighted Average: 2.342%


                                                                                % OF
                                                                            MORTGAGE
                                                                             POOL BY                          WEIGHTED      WEIGHTED
                                                                           AGGREGATE            WEIGHTED       AVERAGE       AVERAGE
                                                         AGGREGATE           CUT-OFF             AVERAGE     REMAINING      ORIGINAL
                                  NUMBER OF           CUT-OFF DATE              DATE               GROSS          TERM      COMBINED
SUBSEQUENT PERIODIC CAP (%)  MORTGAGE LOANS  PRINCIPAL BALANCE ($) PRINCIPAL BALANCE   INTEREST RATE (%)      (MONTHS)       LTV (%)
---------------------------  --------------  --------------------- -----------------   ----------------- ------------- -------------
Fixed Rate Loans                      1,583            209,310,978             29.22               7.602           330         79.86
1.000                                 2,233            395,457,614             55.21               7.576           357         81.06
1.500                                   571            104,282,238             14.56               7.499           356         79.69
2.000                                    22              3,639,446              0.51               7.559           357         77.94
3.000                                    23              3,483,764              0.49               7.751           356         80.47
5.000                                     1                 91,788              0.01               7.350           357         61.54
---------------------------  --------------   --------------------  ----------------   -----------------  ------------  ------------
TOTAL                                 4,433            716,265,828            100.00               7.573           349         80.49
===========================  ==============   ====================  ================   =================  ============  ============


                                 WEIGHTED
                                  AVERAGE
SUBSEQUENT PERIODIC CAP (%)    FICO SCORE
---------------------------  ------------
Fixed Rate Loans                      643
1.000                                 616
1.500                                 599
2.000                                 599
3.000                                 589
5.000                                 526
---------------------------  ------------
TOTAL                                 621
===========================  ============


Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 5.000%
Non-Fixed Rate Weighted Average: 1.124%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan

Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 36
--------------------------------------------------------------------------------

                                                      TOTAL COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
NEXT RATE ADJUSTMENT DATES               LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
Fixed Rate Loans                         1,583    209,310,978         29.22         7.602           330         79.86           643
Feb-04                                       1        316,858          0.04         5.110           355         85.00           724
May-04                                       1        353,893          0.05         5.800           357         53.79           572
Jan-05                                       1        111,655          0.02         9.125           348         90.00           601
Feb-05                                       3        260,864          0.04         8.825           349         76.00           583
Mar-05                                       4        488,536          0.07         6.698           350         84.68           631
Apr-05                                      14      2,648,050          0.37         7.738           350         88.05           630
May-05                                      20      2,686,630          0.38         7.326           351         86.81           621
Jun-05                                      44      6,970,430          0.97         7.740           352         83.38           611
Jul-05                                      77     12,385,813          1.73         7.566           353         79.26           608
Aug-05                                     122     21,191,365          2.96         7.201           354         82.39           628
Sep-05                                     257     47,433,765          6.62         7.638           355         79.45           610
Oct-05                                     330     58,889,152          8.22         7.789           356         81.05           615
Nov-05                                   1,006    182,671,299         25.50         7.617           357         80.87           608
Dec-05                                     435     74,342,241         10.38         7.585           358         80.62           618
Jan-06                                     115     19,660,154          2.74         7.016           359         79.87           604
Feb-06                                       1         74,310          0.01         7.050           349         75.00           530
Apr-06                                       3        409,946          0.06         6.514           350         73.39           615
May-06                                       3        184,376          0.03         7.478           352         74.55           581
Jun-06                                       5        752,438          0.11         7.612           352         82.04           615
Jul-06                                       9      1,734,079          0.24         7.794           353         74.97           596
Aug-06                                      27      4,705,841          0.66         7.189           354         84.06           652
Sep-06                                      69     11,580,293          1.62         7.489           355         81.90           619
Oct-06                                      89     15,427,494          2.15         7.579           355         78.08           604
Nov-06                                     130     25,522,927          3.56         7.463           357         81.60           610
Dec-06                                      51      9,750,984          1.36         7.490           358         79.90           613
Jan-07                                      24      4,265,823          0.60         7.049           359         83.85           607
Oct-08                                       1        178,480          0.02         5.990           356         80.00           598
Nov-08                                       5        944,230          0.13         6.182           357         75.66           676
Dec-08                                       3      1,012,922          0.14         6.420           358         69.40           659
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
TOTAL                                    4,433    716,265,828        100.00         7.573           349         80.49           621
================================ ============== ============== =============  ============ ============= ============= =============

Non-Fixed Rate Weighted Average: Dec-05

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 37
--------------------------------------------------------------------------------

                                                      TOTAL COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
GEOGRAPHIC DISTRIBUTION OF           NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
MORTGAGED PROPERTIES                  MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
                                         LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
California                               1,533    319,341,036         44.58         7.228           349         79.28           629
Florida                                    711     80,125,020         11.19         7.936           344         82.46           622
Illinois                                   262     42,261,887          5.90         7.708           354         81.33           616
New York                                   128     30,070,254          4.20         7.702           352         77.65           604
Texas                                      203     19,736,447          2.76         8.207           339         81.47           615
New Jersey                                  85     17,739,179          2.48         7.998           354         78.07           595
Michigan                                   144     16,968,329          2.37         8.157           351         79.42           594
Maryland                                    84     14,630,939          2.04         7.889           349         81.38           607
Massachusetts                               57     13,411,520          1.87         7.897           348         75.26           601
Pennsylvania                               112     13,335,889          1.86         8.008           349         83.49           612
Washington                                  78     13,143,764          1.84         7.493           353         79.64           612
Hawaii                                      55     11,173,957          1.56         7.262           355         81.85           647
Nevada                                      80     10,987,189          1.53         7.725           351         83.26           635
Colorado                                    69     10,505,245          1.47         7.391           350         84.26           637
Connecticut                                 60     10,117,123          1.41         7.955           353         81.27           609
Other                                      772     92,718,049         12.94         7.870           347         83.26           615
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
TOTAL                                    4,433    716,265,828        100.00         7.573           349         80.49           621
================================ ============== ============== =============  ============ ============= ============= =============

Number of States/District of Columbia Represented: 49

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
OCCUPANCY TYPE                           LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
Primary                                  3,993    661,118,711         92.30         7.534           349         80.68           620
Non-Owner Occupied                         417     51,913,562          7.25         8.046           348         77.94           639
Second Home                                 23      3,233,554          0.45         7.888           354         82.95           669
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
TOTAL                                    4,433    716,265,828        100.00         7.573           349         80.49           621
================================ ============== ============== =============  ============ ============= ============= =============

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 38
--------------------------------------------------------------------------------

                                                      TOTAL COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                      CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                      NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                       MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PROPERTY TYPE                             LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
Single Family Residence                   3,418   543,934,190         75.94         7.573           349         80.46           617
2-4 Family                                  348    68,251,295          9.53         7.722           349         79.73           632
Planned Unit Development                    339    61,710,812          8.62         7.411           350         81.34           633
Condominium                                 314    41,069,612          5.73         7.565           346         81.09           634
Manufactured Housing                         14     1,299,919          0.18         7.682           355         73.50           620
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
Total                                     4,433   716,265,828        100.00         7.573           349         80.49           621
================================ ============== ============== =============  ============ ============= ============= =============

                                                                       % OF
                                                                   MORTGAGE
                                                   AGGREGATE        POOL BY      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF      AGGREGATE       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE   CUT-OFF DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
LOAN PURPOSE                             LOANS   BALANCE ($)        BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
Refinance--Cashout                        2,219   381,142,069          53.21         7.472           349         77.29           603
Purchase                                  1,743   251,876,894          35.17         7.765           348         85.29           652
Refinance--Rate/Term                        471    83,246,865          11.62         7.456           351         80.61           609
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
Total                                     4,433   716,265,828         100.00         7.573           349         80.49           621
================================ ============== ============== =============  ============ ============= ============= =============

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
DOCUMENTATION LEVEL                      LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
Full Documentation                       2,259    356,571,827         49.78         7.478           350         80.62           606
Stated Documentation                     1,907    317,684,201         44.35         7.687           348         79.80           636
Limited/Alternate Documentation            239     37,265,215          5.20         7.502           347         84.26           628
No Ratio                                    28      4,744,584          0.66         7.663           346         87.73           676
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
Total                                    4,433    716,265,828        100.00         7.573           349         80.49           621
================================ ============== ============== =============  ============ ============= ============= =============

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 39
--------------------------------------------------------------------------------

                                                      TOTAL COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PREPAYMENT PENALTY TERM                  LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
No Prepayment Penalty                      900    139,094,390         19.42         7.842           349         80.19           614
6 Months                                     4        847,479          0.12         7.293           354         77.66           681
12 Months                                  193     39,903,581          5.57         7.634           349         78.44           624
18 Months                                    1        386,777          0.05         8.375           355         80.00           625
24 Months                                1,986    333,081,420         46.50         7.555           354         81.29           615
36 Months                                1,278    193,241,972         26.98         7.412           340         79.79           635
60 Months                                   71      9,710,207          1.36         7.280           343         79.91           632
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
Total                                    4,433    716,265,828        100.00         7.573           349         80.49           621
================================ ============== ============== =============  ============ ============= ============= =============

                                                                      % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
RANGE OF CREDIT SCORES                   LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
500-525                                    274     42,296,068          5.91         8.571           355         75.12           513
526-550                                    405     67,390,101          9.41         8.135           353         76.13           538
551-575                                    469     77,350,257         10.80         7.798           354         77.15           563
576-600                                    535     86,203,182         12.04         7.725           349         80.17           589
601-625                                    683    105,903,136         14.79         7.520           350         81.70           614
626-650                                    692    113,783,714         15.89         7.374           347         82.69           638
651-675                                    564     87,698,293         12.24         7.316           344         82.55           662
676-700                                    361     56,048,463          7.83         7.260           345         82.31           687
701-725                                    198     33,441,144          4.67         7.145           344         84.07           713
726-750                                    133     24,827,103          3.47         7.010           349         82.53           737
751-775                                     78     14,254,547          1.99         6.898           348         80.66           761
776-800                                     37      6,783,666          0.95         6.940           343         76.46           786
Above 800                                    4        286,154          0.04         7.582           326         82.50           808
-------------------------------- -------------- -------------- -------------  ------------ ------------- ------------- -------------
Total                                    4,433    716,265,828        100.00         7.573           349         80.49           621
================================ ============== ============== =============  ============ ============= ============= =============

Minimum: 500
Maximum: 809
Weighted Average: 621

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 40
--------------------------------------------------------------------------------

                                                     GROUP I COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                     AGGREGATE     AGGREGATE     WEIGHTED      WEIGHTED     WEIGHTED
                                                       CUT-OFF       CUT-OFF      AVERAGE       AVERAGE      AVERAGE
                                        NUMBER OF         DATE          DATE        GROSS     REMAINING     ORIGINAL      WEIGHTED
                                         MORTGAGE    PRINCIPAL     PRINCIPAL     INTEREST          TERM     COMBINED       AVERAGE
PRODUCT TYPES                               LOANS  BALANCE ($)       BALANCE     RATE (%)      (MONTHS)      LTV (%)    FICO SCORE
--------------------------------    -------------- ------------ -------------  ------------ ------------- ------------- ------------
Fixed - 10 Year                                 1       11,339          0.00        10.99           117        95.00           575
Fixed - 15 Year                                77    6,983,265          1.77        7.378           177        73.82           628
Fixed - 20 Year                                62    3,370,272          0.86        8.694           237        88.91           639
Fixed - 25 Year                                 1      115,974          0.03        9.750           297        75.00           541
Fixed - 30 Year                               630   95,037,442         24.11        7.290           356        78.21           643
Fixed Balloon - 5/30                            1       63,722          0.02        11.74            56       100.00           654
Fixed Balloon - 15/30                         223    8,709,964          2.21       10.606           176        96.67           661
ARM - 6 Month LIBOR                             1      316,858          0.08        5.110           355        85.00           724
ARM - 2 Year/6 Month LIBOR                  1,464  233,186,224         59.16        7.533           356        80.23           613
ARM - 3 Year/6 Month LIBOR                    241   40,529,577         10.28        7.354           356        81.07           609
ARM - 5 Year/6 Month LIBOR                      4      884,510          0.22        6.249           357        76.30           617
Interest Only - ARM - 2 Year/6
Month LIBOR                                    24    4,679,255          1.19        7.051           358        78.31           663
Interest Only - ARM - 3 Year/6
Month LIBOR                                     1      294,400          0.07         6.25           359        80.00           758
--------------------------------    -------------- ------------ -------------  ------------ ------------- ------------- ------------
TOTAL:                                      2,730  394,182,801        100.00        7.521           348        80.13           622
================================    ============== ============ =============  ============ ============= ============= ============

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
                                         MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
ORIGINATOR                                  LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
--------------------------------    -------------- ------------ -------------  ------------ ------------- ------------- ------------
BNC                                           564    95,234,425        24.16         7.398          354        80.64           612
Encore                                        458    79,115,200        20.07         7.220          351        77.44           611
Peoples Choice                                330    40,403,703        10.25         7.772          347        80.67           622
Aames                                         221    32,226,682         8.18         7.463          348        77.34           615
Lenders Direct                                317    30,757,899         7.80         7.802          335        83.53           641
Chapel                                        159    26,210,642         6.65         7.714          347        80.75           653
First Banc                                    182    20,953,148         5.32         8.004          330        83.20           637
SIB                                           122    18,496,783         4.69         7.944          353        80.41           611
Master Financial                              127    17,121,221         4.34         7.495          348        82.79           634
Accredited                                     94    13,884,783         3.52         7.353          345        76.85           628
CIT                                            71     9,435,566         2.39         6.695          353        82.65           645
Oakmont                                        33     5,141,369         1.30         8.234          355        78.99           577
FGMC                                           36     4,273,931         1.08         7.792          336        84.94           684
Ameriquest                                     11       529,520         0.13         9.195          342        81.99           611
Aegis                                           5       397,929         0.10         8.697          352        84.98           576
--------------------------------    -------------- ------------ -------------  ------------ ------------- ------------- ------------
TOTAL:                                      2,730   394,182,801       100.00         7.521          348        80.13           622
================================    ============== ============ =============  ============ ============= ============= ============

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 41
--------------------------------------------------------------------------------

                                                     GROUP I COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                              % OF
                                                          MORTGAGE
                                                           POOL BY
                                         AGGREGATE       AGGREGATE        WEIGHTED        WEIGHTED        WEIGHTED
                                           CUT-OFF         CUT-OFF         AVERAGE         AVERAGE         AVERAGE
                          NUMBER OF           DATE            DATE           GROSS       REMAINING        ORIGINAL       WEIGHTED
                           MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST            TERM        COMBINED        AVERAGE
LIEN POSITION                 LOANS    BALANCE ($)         BALANCE        RATE (%)        (MONTHS)         LTV (%)     FICO SCORE
---------------------  -------------- -------------   -------------    ------------   -------------   -------------   ------------
1st Lien                      2,369    381,420,411           96.76           7.408             352           79.49            621
2nd Lien                        361     12,762,390            3.24          10.887             226           99.33            658
---------------------  -------------- -------------   -------------    ------------   -------------   -------------   ------------
TOTAL:                        2,730    394,182,801          100.00           7.521             348           80.13            622
=====================  ============== =============   =============    ============   =============   =============   ============

                                                              % OF
                                                          MORTGAGE
                                                           POOL BY
                                         AGGREGATE       AGGREGATE        WEIGHTED        WEIGHTED        WEIGHTED
                                           CUT-OFF         CUT-OFF         AVERAGE         AVERAGE         AVERAGE
                          NUMBER OF           DATE            DATE           GROSS       REMAINING        ORIGINAL       WEIGHTED
RANGE OF GROSS             MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST            TERM        COMBINED        AVERAGE
INTEREST RATES (%)            LOANS    BALANCE ($)         BALANCE        RATE (%)        (MONTHS)         LTV (%)     FICO SCORE
---------------------  -------------- -------------   -------------    ------------   -------------   -------------   ------------
4.000 - 4.999                     2        279,022            0.07           4.846             313           62.37            734
5.000 - 5.999                   126     24,229,056            6.15           5.813             346           72.95            668
6.000 - 6.999                   717    131,338,869           33.32           6.653             353           78.46            644
7.000 - 7.999                   870    141,615,488           35.93           7.542             352           81.12            613
8.000 - 8.999                   458     61,328,498           15.56           8.486             352           81.41            592
9.000 - 9.999                   217     20,418,348            5.18           9.516             337           81.73            575
10.000 - 10.999                 181      9,105,933            2.31          10.573             299           87.30            621
11.000 - 11.999                  99      4,147,981            1.05          11.559             242           92.30            621
12.000 - 12.999                  44      1,292,674            0.33          12.298             210           96.89            612
13.000 - 13.999                  16        426,932            0.11          13.439             182           99.83            618
---------------------  -------------- -------------   -------------    ------------   -------------   -------------   ------------
TOTAL:                        2,730    394,182,801          100.00           7.521             348           80.13            622
=====================  ============== =============   =============    ============   =============   =============   ============

Minimum: 4.750%
Maximum: 13.990%
Weighted Average: 7.521%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 42
--------------------------------------------------------------------------------

                                                     GROUP I COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                    % OF
                                                                MORTGAGE
                                                                 POOL BY
                                                  AGGREGATE    AGGREGATE        WEIGHTED      WEIGHTED      WEIGHTED
                                                    CUT-OFF      CUT-OFF         AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF           DATE         DATE           GROSS     REMAINING      ORIGINAL       WEIGHTED
                                    MORTGAGE      PRINCIPAL    PRINCIPAL        INTEREST          TERM      COMBINED        AVERAGE
LIEN POSITION                          LOANS    BALANCE ($)      BALANCE        RATE (%)      (MONTHS)       LTV (%)     FICO SCORE
-------------------------------- ------------ -------------- -------------    ------------ ------------ -------------- -------------
0.01 - 25,000.00                          94     1,973,527          0.50         11.167           215         98.07           651
25,000.01 - 50,000.00                    307    11,489,119          2.91         10.263           265         91.58           642
50,000.01 - 75,000.00                    234    14,555,057          3.69          8.662           323         82.12           617
75,000.01 - 100,000.00                   279    24,332,743          6.17          7.885           345         78.61           611
100,000.01 - 125,000.00                  314    35,555,585          9.02          7.642           347         78.38           619
125,000.01 - 150,000.00                  328    44,985,748         11.41          7.479           350         79.12           618
150,000.01 - 175,000.00                  241    39,203,074          9.95          7.417           352         79.37           614
175,000.01 - 200,000.00                  249    46,872,904         11.89          7.295           354         78.59           624
200,000.01 - 225,000.00                  207    43,946,373         11.15          7.324           354         80.58           621
225,000.01 - 250,000.00                  144    34,322,761          8.71          7.316           354         80.07           621
250,000.01 - 275,000.00                  126    33,023,692          8.38          7.165           356         80.57           627
275,000.01 - 300,000.00                   99    28,566,411          7.25          7.096           354         80.43           629
300,000.01 - 325,000.00                   70    21,992,169          5.58          7.075           357         80.64           627
325,000.01 - 350,000.00                   27     8,953,868          2.27          7.338           357         81.57           640
350,000.01 - 375,000.00                    4     1,432,044          0.36          7.380           356         74.29           576
375,000.01 - 400,000.00                    3     1,163,924          0.30          7.602           356         87.39           677
400,000.01 - 425,000.00                    1       413,185          0.10          5.400           354         54.95           735
425,000.01 - 450,000.00                    1       440,309          0.11          7.250           358         90.00           638
450,000.01 - 475,000.00                    1       462,575          0.12          7.990           358         80.00           630
475,000.01 - 500,000.00                    1       497,734          0.13          7.490           354         62.19           579
-------------------------------- ------------ -------------- -------------    ------------ ------------ -------------- -------------
TOTAL:                                 2,730   394,182,801        100.00          7.521           348         80.13           622
================================ ============ ============== =============    ============ ============ ============== =============

Minimum:$9,985
Maximum: $497,734
Average: $144,389

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 43
--------------------------------------------------------------------------------

                                                     GROUP I COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                % OF
                                                            MORTGAGE
                                                             POOL BY
                                            AGGREGATE      AGGREGATE        WEIGHTED        WEIGHTED      WEIGHTED
                                              CUT-OFF        CUT-OFF         AVERAGE         AVERAGE       AVERAGE
                             NUMBER OF           DATE           DATE           GROSS       REMAINING      ORIGINAL       WEIGHTED
ORIGINAL TERM                 MORTGAGE      PRINCIPAL      PRINCIPAL        INTEREST            TERM      COMBINED        AVERAGE
(MONTHS)                         LOANS    BALANCE ($)        BALANCE        RATE (%)        (MONTHS)       LTV (%)     FICO SCORE
--------------------------- ----------- -------------- --------------   -------------- -------------- --------------- -------------
60                                   1         63,722           0.02           11.74             56         100.00            654
120                                  2         40,548           0.01           9.484            116          44.81            553
180                                301     15,816,532           4.01           9.163            176          86.46            646
240                                 62      3,370,272           0.86           8.694            237          88.91            639
300                                  1        115,974           0.03           9.750            297          75.00            541
360                              2,363    374,775,754          95.08           7.439            356          79.78            621
--------------------------- ----------- -------------- --------------   -------------- -------------- --------------- -------------
TOTAL:                           2,730    394,182,801         100.00           7.521            348          80.13            622
=========================== =========== ============== ==============   ============== ============== =============== =============

Minimum: 60
Maximum: 360
Weighted Average: 352

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF REMAINING            MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
TERMS (MONTHS)                   LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
--------------------------- ----------- -------------- --------------   -------------- -------------- --------------- -------------
49 - 60                              1         63,722            0.02         11.740             56         100.00            654
109 - 120                            2         40,548            0.01          9.484            116          44.81            553
169 - 180                          301     15,816,532            4.01          9.163            176          86.46            646
229 - 240                           62      3,370,272            0.86          8.694            237          88.91            639
289 - 300                            1        115,974            0.03          9.750            297          75.00            541
337 - 348                            3        334,294            0.08          8.151            347          82.02            624
349 - 360                        2,360    374,441,460           94.99          7.439            356          79.78            621
--------------------------- ----------- -------------- --------------   -------------- -------------- --------------- -------------
TOTAL:                           2,730    394,182,801          100.00          7.521            348          80.13            622
=========================== =========== ============== ==============   ============== ============== =============== =============

Minimum: 56
Maximum: 359
Weighted Average: 348

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 44
--------------------------------------------------------------------------------

                                                     GROUP I COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                          % OF MORTGAGE
                                                                POOL BY       WEIGHTED                      WEIGHTED
                                              AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                               NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF ORIGINAL               MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
COMBINED LTV RATIOS (%)            LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
---------------------------   ----------- -------------- --------------   ------------- -------------- --------------- -------------
<= 30.00                              13      1,072,943           0.27          6.894           349          24.37            628
30.01 - 40.00                         15      2,135,386           0.54          6.756           346          37.40            624
40.01 - 50.00                         37      4,944,111           1.25          7.361           347          45.18            602
50.01 - 60.00                        106     16,686,831           4.23          7.056           349          55.97            606
60.01 - 70.00                        263     42,625,229          10.81          7.429           348          66.52            595
70.01 - 80.00                      1,067    170,654,734          43.29          7.301           352          78.67            631
80.01 - 90.00                        704    114,122,169          28.95          7.604           353          87.45            608
90.01 - 100.00                       525     41,941,398          10.64          8.541           317          97.30            659
---------------------------   ----------- -------------- --------------   ------------- -------------- --------------- -------------
TOTAL:                             2,730    394,182,801         100.00          7.521           348          80.13            622
===========================   =========== ============== ==============   ============= ============== =============== =============

Minimum: 17.32%
Maximum: 100.00%
Weighted Average: 80.13%

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED         WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE          AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING         ORIGINAL       WEIGHTED
RANGE OF GROSS MARGINS          MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM     COMBINED LTV   AVERAGE FICO
(%)                                LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)              (%)          SCORE
---------------------------   ----------- -------------- --------------   ------------- -------------- --------------- -------------
Fixed Rate Loans                     995    114,291,978          28.99          7.595           328          79.68            643
<=5.000                              184     32,272,456           8.19          6.961           357          81.13            631
5.001 - 5.500                        490     80,598,572          20.45          7.153           356          80.79            623
5.501 - 6.000                        344     56,017,721          14.21          7.270           356          80.38            617
6.001 - 6.500                        272     43,469,348          11.03          7.632           356          80.41            604
6.501 - 7.000                        231     38,275,945           9.71          7.969           356          78.95            603
7.001 - 7.500                        127     17,669,175           4.48          8.391           356          80.23            591
7.501 - 8.000                         41      5,732,327           1.45          8.586           356          77.50            581
8.001 - 8.500                         25      2,966,500           0.75          8.757           354          81.24            604
8.501 - 9.000                         17      2,226,635           0.56          9.564           357          76.83            550
>=9.001                                4        662,145           0.17         10.006           357          82.55            649
---------------------------   ----------- -------------- --------------   ------------- -------------- --------------- -------------
TOTAL:                             2,730    394,182,801         100.00          7.521           348          80.13            622
===========================   =========== ============== ==============   ============= ============== =============== =============

Non-Fixed Rate Minimum: 3.740%
Non-Fixed Rate Maximum: 9.625%
Non-Fixed Rate Weighted Average: 6.000%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 45
--------------------------------------------------------------------------------

                                                     GROUP I COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY     WEIGHTED      WEIGHTED       WEIGHTED
                                                    AGGREGATE     AGGREGATE      AVERAGE       AVERAGE        AVERAGE
                                     NUMBER OF   CUT-OFF DATE  CUT-OFF DATE        GROSS     REMAINING       ORIGINAL      WEIGHTED
RANGE OF MINIMUM MORTGAGE             MORTGAGE      PRINCIPAL     PRINCIPAL     INTEREST          TERM   COMBINED LTV  AVERAGE FICO
RATES (%)                                LOANS    BALANCE ($)       BALANCE     RATE (%)      (MONTHS)            (%)         SCORE
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
Fixed Rate Loans                           995   114,291,978         28.99         7.595           328         79.68           643
<=5.000                                     10     1,827,704          0.46         5.733           354         84.54           702
5.001 - 5.500                               16     2,515,830          0.64         6.073           356         80.36           670
5.501 - 6.000                               79    16,100,109          4.08         6.120           356         77.64           646
6.001 - 6.500                              189    35,159,815          8.92         6.436           357         77.87           637
6.501 - 7.000                              356    62,570,424         15.87         6.919           356         80.36           636
7.001 - 7.500                              305    51,003,520         12.94         7.376           357         80.52           611
7.501 - 8.000                              287    46,281,272         11.74         7.853           356         82.72           601
8.001 - 8.500                              177    27,034,600          6.86         8.349           355         81.97           596
8.501 - 9.000                              153    19,176,466          4.86         8.825           357         80.80           575
9.001 - 9.500                               60     7,766,740          1.97         9.330           356         79.08           544
9.501 - 10.000                              56     6,520,563          1.65         9.819           356         78.13           555
10.001 -10.500                              22     2,070,254          0.53        10.333           356         72.09           559
10.501 - 11.000                             16     1,061,305          0.27        10.819           357         74.65           533
11.001 - 11.500                              4       575,521          0.15        11.323           356         69.38           528
11.501 - 12.000                              3       166,439          0.04        11.732           354         51.17           548
12.001 - 12.500                              2        60,260          0.02        12.349           358         67.46           551
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
TOTAL:                                   2,730   394,182,801        100.00         7.521           348         80.13           622
================================== ============ ============= ============== ============= ============ ============= ==============

Non-Fixed Rate Minimum: 4.300%
Non-Fixed Rate Maximum: 12.500%
Non-Fixed Rate Weighted Average: 7.431%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 46
--------------------------------------------------------------------------------

                                                     GROUP I COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY     WEIGHTED      WEIGHTED       WEIGHTED
                                                    AGGREGATE     AGGREGATE      AVERAGE       AVERAGE        AVERAGE
                                     NUMBER OF   CUT-OFF DATE  CUT-OFF DATE        GROSS     REMAINING       ORIGINAL      WEIGHTED
RANGE OF MAXIMUM LOAN                 MORTGAGE      PRINCIPAL     PRINCIPAL     INTEREST          TERM   COMBINED LTV  AVERAGE FICO
RATES (%)                                LOANS    BALANCE ($)       BALANCE     RATE (%)      (MONTHS)            (%)         SCORE
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
Fixed Rate Loans                           995    114,291,978         28.99         7.595           328         79.68           643
<= 13.000                                  249     47,103,527         11.95         6.453           356         78.80           654
13.001 - 13.500                            236     44,217,269         11.22         6.807           357         79.27           628
13.501 - 14.000                            349     58,506,028         14.84         7.164           357         80.74           622
14.001 - 14.500                            265     42,571,031         10.80         7.551           356         81.09           607
14.501 - 15.000                            260     39,008,828          9.90         8.027           356         82.89           599
15.001 - 15.500                            145     21,189,018          5.38         8.503           356         81.39           585
15.501 - 16.000                            116     14,371,441          3.65         9.032           356         79.32           568
16.001 - 16.500                             45      5,796,586          1.47         9.485           356         78.18           543
16.501 - 17.000                             41      4,618,161          1.17         9.920           357         76.97           534
17.001 - 17.500                             15      1,739,417          0.44        10.656           356         71.33           547
17.501 - 18.000                              9        558,319          0.14        10.945           357         76.56           529
18.001 - 18.500                              2         60,240          0.02        11.628           357         69.95           605
18.501 - 19.000                              2        120,982          0.03        11.781           353         44.09           546
19.001 - 19.500                              1         29,977          0.01        12.500           357         75.00           520
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
TOTAL:                                   2,730    394,182,801        100.00         7.521           348         80.13           622
================================== ============ ============= ============== ============= ============ ============= ==============

Non-Fixed Rate Minimum: 10.800%
Non-Fixed Rate Maximum: 19.500%
Non-Fixed Rate Weighted Average: 14.119%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 47
--------------------------------------------------------------------------------

                                                     GROUP I COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                                     % OF
                                                                                 MORTGAGE
                                                                                  POOL BY
                                                                                AGGREGATE            WEIGHTED          WEIGHTED
                                                           AGGREGATE              CUT-OFF             AVERAGE           AVERAGE
                                   NUMBER OF            CUT-OFF DATE                 DATE               GROSS         REMAINING
INITIAL PERIODIC CAP (%)      MORTGAGE LOANS   PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE   INTEREST RATE (%)     TERM (MONTHS)
---------------------------   --------------   ---------------------    -----------------   ----------------- -----------------
Fixed Rate Loans                        995              114,291,978                28.99               7.595               328
1.000                                    93               13,146,020                 3.34               7.768               355
1.500                                   322               54,298,533                13.77               7.454               356
2.000                                   444               75,608,815                19.18               7.455               357
3.000                                   873              136,268,124                34.57               7.504               356
5.000                                     3                  569,332                 0.14               6.109               357
---------------------------   --------------   ---------------------    -----------------   ------------------ ----------------
TOTAL:                                2,730              394,182,801               100.00               7.521               348
===========================   ==============   =====================    =================   ================== ================

                                       WEIGHTED
                                        AVERAGE
                                       ORIGINAL               WEIGHTED
INITIAL PERIODIC CAP (%)       COMBINED LTV (%)     AVERAGE FICO SCORE
---------------------------   ----------------    ---------------------
Fixed Rate Loans                         79.68                     643
1.000                                    81.54                     624
1.500                                    79.52                     600
2.000                                    80.29                     600
3.000                                    80.53                     625
5.000                                    77.02                     603
---------------------------  -----------------   ----------------------
TOTAL:                                   80.13                     622
===========================  =================   ======================

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 5.000%
Non-Fixed Rate Weighted Average: 2.349%

                                                                                    % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                               AGGREGATE
                                                                                 CUT-OFF            WEIGHTED          WEIGHTED
                                                          AGGREGATE                 DATE             AVERAGE           AVERAGE
                                     NUMBER OF            CUT-OFF DATE         PRINCIPAL               GROSS         REMAINING
SUBSEQUENT PERIODIC CAP (%)     MORTGAGE LOANS   PRINCIPAL BALANCE ($)           BALANCE   INTEREST RATE (%)     TERM (MONTHS)
---------------------------     --------------  --------------------- ------------------   -----------------   ---------------
Fixed Rate Loans                           995           114,291,978             28.99                 7.595               328
1.000                                    1,382           220,652,995             55.98                 7.501               357
1.500                                      322            54,298,533             13.77                 7.454               356
2.000                                       14             2,447,350              0.62                 7.482               357
3.000                                       16             2,400,158              0.61                 7.380               356
5.000                                        1                91,788              0.02                 7.350               357
---------------------------     --------------  --------------------  ----------------   -------------------   ---------------
TOTAL:                                   2,730           394,182,801            100.00                 7.521               348
===========================     ==============  ====================  ================   ===================   ===============

                                       WEIGHTED
                                        AVERAGE
                                       ORIGINAL                WEIGHTED
SUBSEQUENT PERIODIC CAP (%)    COMBINED LTV (%)      AVERAGE FICO SCORE
---------------------------  -------------------     ------------------
Fixed Rate Loans                          79.68                     643
1.000                                     80.56                     617
1.500                                     79.52                     600
2.000                                     77.51                     609
3.000                                     79.10                     582
5.000                                     61.54                     526
---------------------------  -------------------     ------------------
TOTAL:                                    80.13                     622
===========================  ==================       =================

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 5.000%
Non-Fixed Rate Weighted Average: 1.124%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 48
--------------------------------------------------------------------------------

                                                     GROUP I COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
NEXT RATE ADJUSTMENT DATES               LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
Fixed Rate                                 995    114,291,978         28.99         7.595           328         79.68           643
Feb-04                                       1        316,858          0.08         5.110           355         85.00           724
Jan-05                                       1        111,655          0.03         9.125           348         90.00           601
Feb-05                                       3        260,864          0.07         8.825           349         76.00           583
Mar-05                                       2        251,149          0.06         7.173           350         88.00           634
Apr-05                                       9      1,196,247          0.30         7.898           350         83.94           595
May-05                                      14      1,588,133          0.40         7.445           351         87.64           631
Jun-05                                      30      4,613,073          1.17         7.447           352         80.56           607
Jul-05                                      49      6,665,643          1.69         7.490           353         77.69           604
Aug-05                                      84     12,994,098          3.30         7.112           354         81.17           633
Sep-05                                     157     27,055,587          6.86         7.559           355         79.80           613
Oct-05                                     202     32,113,677          8.15         7.714           356         80.42           617
Nov-05                                     605     98,898,259         25.09         7.567           357         80.61           610
Dec-05                                     246     38,660,098          9.81         7.542           357         78.97           618
Jan-06                                      86     13,456,996          3.41         7.011           359         79.68           610
Feb-06                                       1         74,310          0.02         7.050           349         75.00           530
Apr-06                                       2        356,320          0.09         6.292           350         70.89           611
May-06                                       2        133,191          0.03         6.974           352         70.54           593
Jun-06                                       3        566,517          0.14         6.925           352         83.31           639
Jul-06                                       5        819,123          0.21         7.049           353         68.25           598
Aug-06                                      16      2,571,553          0.65         7.064           354         84.61           645
Sep-06                                      36      5,322,973          1.35         7.264           355         81.26           621
Oct-06                                      48      7,941,773          2.01         7.679           356         78.73           596
Nov-06                                      81     14,910,638          3.78         7.351           357         81.53           607
Dec-06                                      30      5,085,568          1.29         7.553           358         82.90           602
Jan-07                                      18      3,042,010          0.77         6.786           359         83.27           623
Oct-08                                       1        178,480          0.05         5.990           356         80.00           598
Nov-08                                       2        390,852          0.10         6.164           357         75.66           605
Dec-08                                       1        315,178          0.08         6.500           358         75.00           644
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
TOTAL:                                   2,730    394,182,801        100.00         7.521           348         80.13           622
================================== ============ ============= ============== ============= ============ ============= ==============

Non-Fixed Rate Weighted Average: Dec -05

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 49
--------------------------------------------------------------------------------

                                                     GROUP I COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
GEOGRAPHIC DISTRIBUTION OF            MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
MORTGAGED PROPERTIES                     LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
California                                 979    177,071,839         44.92         7.200           349         78.88           628
Florida                                    515     54,226,994         13.76         7.793           344         82.18           629
Illinois                                   159     24,032,612          6.10         7.638           354         80.65           612
New York                                    65     13,496,284          3.42         7.655           353         77.30           597
Texas                                      122     11,734,348          2.98         8.031           338         80.17           613
Michigan                                    77      8,695,423          2.21         8.079           350         80.21           591
Washington                                  49      8,159,347          2.07         7.409           355         80.81           613
New Jersey                                  44      7,835,431          1.99         7.873           354         76.61           603
Nevada                                      53      6,662,941          1.69         7.617           351         83.92           632
Pennsylvania                                58      6,515,370          1.65         7.978           348         83.45           613
Hawaii                                      36      6,407,492          1.63         7.147           354         79.30           660
Massachusetts                               28      5,645,885          1.43         8.003           353         74.33           597
Colorado                                    43      5,573,464          1.41         7.353           346         84.39           650
Oregon                                      41      5,446,036          1.38         7.378           349         82.57           622
Arizona                                     48      5,205,963          1.32         7.887           337         84.43           620
Other                                      413     47,473,372         12.04         7.955           346         81.97           613
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
TOTAL:                                   2,730    394,182,801        100.00         7.521           348         80.13           622
================================== ============ ============= ============== ============= ============ ============= ==============

Number of States/District of Columbia Represented: 48

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
OCCUPANCY TYPE                           LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
Primary                                  2,480    363,666,207         92.26         7.481           348         80.34           621
Non-Owner Occupied                         237     29,035,754          7.37         8.020           351         77.43           637
Second Home                                 13      1,480,840          0.38         7.641           352         80.79           619
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
TOTAL:                                   2,730    394,182,801        100.00         7.521           348         80.13           622
================================== ============ ============= ============== ============= ============ ============= ==============

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 50
--------------------------------------------------------------------------------

                                                     GROUP I COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                      CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                      NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                       MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PROPERTY TYPE                             LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
Single Family Residence                   2,108   301,083,654         76.38         7.503           348         80.26           619
2-4 Family                                  206    38,273,147          9.71         7.673           351         78.50           630
Planned Unit Development                    201    30,406,448          7.71         7.489           348         80.32           632
Condominium                                 204    23,316,544          5.92         7.552           342         81.13           633
Manufactured Housing                         11     1,103,009          0.28         7.388           355         72.87           625
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
TOTAL:                                    2,730   394,182,801        100.00         7.521           348         80.13           622
================================== ============ ============= ============== ============= ============ ============= ==============

                                                                       % OF
                                                                   MORTGAGE
                                                   AGGREGATE        POOL BY      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF      AGGREGATE       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE   CUT-OFF DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
LOAN PURPOSE                             LOANS   BALANCE ($)        BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
Refinance - Cashout                      1,314   211,148,091          53.57         7.416           350         77.09           605
Purchase                                 1,127   137,591,281          34.91         7.709           345         84.74           652
Refinance - Rate/Term                      289    45,443,429          11.53         7.441           348         80.30           609
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
TOTAL:                                   2,730   394,182,801         100.00         7.521           348         80.13           622
================================== ============ ============= ============== ============= ============ ============= ==============

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
DOCUMENTATION LEVEL                      LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
Full Documentation                       1,428    206,604,055         52.41         7.440           349         80.53           606
Stated Documentation                     1,116    163,288,303         41.42         7.610           347         79.00           639
Limited/Alternate Documentation            170     22,103,931          5.61         7.571           345         84.15           635
No Ratio                                    16      2,186,512          0.55         8.006           335         86.24           677
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
TOTAL:                                   2,730    394,182,801        100.00         7.521           348         80.13           622
================================== ============ ============= ============== ============= ============ ============= ==============

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 51
--------------------------------------------------------------------------------

                                                     GROUP I COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PREPAYMENT PENALTY TERM                  LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
No Prepayment Penalty                      514     73,174,991         18.56         7.832           350         79.45           610
6 Months                                     2        355,337          0.09         6.426           355         74.46           672
12 Months                                   99     15,975,585          4.05         7.649           349         78.94           618
24 Months                                1,267    187,590,094         47.59         7.517           353         80.80           618
36 Months                                  806    111,372,577         28.25         7.326           338         79.71           636
60 Months                                   42      5,714,217          1.45         7.161           345         78.65           632
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
TOTAL:                                   2,730    394,182,801        100.00         7.521           348         80.13           622
================================== ============ ============= ============== ============= ============ ============= ==============

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
RANGE OF CREDIT SCORES                   LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
500 - 525                                  154     22,451,599          5.70         8.620           356         75.06           513
526 - 550                                  232     35,907,273          9.11         8.031           351         75.83           538
551 - 575                                  265     41,260,548         10.47         7.690           353         76.67           563
576 - 600                                  324     47,382,023         12.02         7.690           349         80.11           588
601 - 625                                  435     59,085,146         14.99         7.496           349         81.36           614
626 - 650                                  427     63,308,547         16.06         7.310           347         81.93           638
651 - 675                                  376     50,360,450         12.78         7.308           342         82.64           662
676 - 700                                  235     32,041,110          8.13         7.189           344         81.53           687
701 - 725                                  123     17,528,691          4.45         7.068           343         83.10           713
726 - 750                                   82     12,980,896          3.29         6.938           348         81.31           737
751 - 775                                   44      6,524,709          1.66         6.961           346         81.19           760
776 - 800                                   29      5,065,654          1.29         7.003           347         75.88           787
Above 800                                    4        286,154          0.07         7.582           326         82.50           808
---------------------------------- ------------ ------------- -------------- ------------- ------------ ------------- --------------
TOTAL:                                   2,730    394,182,801        100.00         7.521           348         80.13           622
================================== ============ ============= ============== ============= ============ ============= ==============

Minimum: 500
Maximum: 809
Weighted Average: 622

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 52
--------------------------------------------------------------------------------

                                                     GROUP II COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                     AGGREGATE     AGGREGATE     WEIGHTED      WEIGHTED     WEIGHTED
                                                       CUT-OFF       CUT-OFF      AVERAGE       AVERAGE      AVERAGE
                                        NUMBER OF         DATE          DATE        GROSS     REMAINING     ORIGINAL      WEIGHTED
                                         MORTGAGE    PRINCIPAL     PRINCIPAL     INTEREST          TERM     COMBINED       AVERAGE
PRODUCT TYPES                               LOANS  BALANCE ($)       BALANCE     RATE (%)      (MONTHS)      LTV (%)    FICO SCORE
------------------------------------- ------------ ------------ -------------- ------------ ------------ ------------- -------------
Fixed - 15 Year                                31    3,556,790          1.80        7.400           176        76.05           635
Fixed - 20 Year                                11    1,632,896          0.83        7.465           236        69.37           606
Fixed - 30 Year                               288   47,456,122         24.07        7.604           356        78.88           639
Fixed Balloon - 15/30                           5    1,277,097          0.65        7.499           176        77.49           635
ARM - 2 Year/6 Month LIBOR                    539  120,830,729         61.28        7.679           357        82.06           608
ARM - 3 Year/6 Month LIBOR                     86   19,115,157          9.69        7.638           356        79.34           616
ARM - 5 Year/6 Month LIBOR                      2      697,744          0.35        6.384           358        66.87           666
Interest Only - ARM - 2 Year/6
Month LIBOR                                     7    2,260,139          1.15        7.113           358        80.12           642
Interest Only - ARM - 3 Year/6
Month LIBOR                                     1      356,350          0.18        6.550           358        80.00           756
------------------------------------- ------------ ------------ -------------- ------------ ------------ ------------- -------------
TOTAL:                                        970  197,183,025        100.00        7.636           351        80.71           618
===================================== ============ ============ ============== ============ ============ ============= =============

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
                                         MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
ORIGINATOR                                  LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
----------------------------------    -----------  ------------  -----------   -----------  -----------  ------------  -----------
Impac                                         289    51,074,408        25.90         7.425          349        79.66           615
BNC                                           160    40,683,505        20.63         7.480          355        81.67           614
Encore                                         87    19,728,881        10.01         7.608          354        78.77           597
Peoples Choice                                 78    17,978,453         9.12         7.303          350        78.79           634
Chapel                                         49    14,800,796         7.51         7.688          350        79.51           646
SIB                                            66    14,481,044         7.34         8.093          352        83.19           614
Aames                                          81    11,870,329         6.02         8.368          349        80.19           597
First Banc                                     35     7,500,363         3.80         8.097          356        84.54           619
Lenders Direct                                 35     6,052,102         3.07         7.773          346        83.33           634
Accredited                                     32     5,168,524         2.62         7.627          347        79.35           627
Master Financial                               24     3,582,276         1.82         8.186          356        86.09           640
FGMC                                           11     1,174,205         0.60         7.945          315        84.17           667
CIT                                             7       979,009         0.50         7.205          353        86.82           613
Oakmont                                         7       968,313         0.49         8.122          357        84.44           597
Aegis                                           5       964,886         0.49         8.301          352        83.94           626
Ameriquest                                      4       175,930         0.09         9.020          350        87.56           609
----------------------------------    -----------  ------------  -----------   -----------  -----------  -----------   -----------
TOTAL:                                        970   197,183,025       100.00         7.636          351        80.71           618
==================================     ==========  ============  ===========   ===========  ===========  ===========   ===========

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 53
--------------------------------------------------------------------------------

                                                     GROUP II COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                              % OF
                                                          MORTGAGE
                                                           POOL BY
                                         AGGREGATE       AGGREGATE        WEIGHTED        WEIGHTED        WEIGHTED
                                           CUT-OFF         CUT-OFF         AVERAGE         AVERAGE         AVERAGE
                          NUMBER OF           DATE            DATE           GROSS       REMAINING        ORIGINAL       WEIGHTED
                           MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST            TERM        COMBINED        AVERAGE
LIEN POSITION                 LOANS    BALANCE ($)         BALANCE        RATE (%)        (MONTHS)         LTV (%)     FICO SCORE
---------------------- ------------   ------------- --------------   -------------    ------------    ------------- --------------
1st Lien                        970    197,183,025          100.00           7.636             351           80.71            618
---------------------- ------------   ------------- --------------   -------------    ------------    ------------- --------------
TOTAL:                          970    197,183,025          100.00           7.636             351           80.71            618
====================== ============   ============= ==============   =============    ============    ============= ==============

                                                              % OF
                                                          MORTGAGE
                                                           POOL BY
                                         AGGREGATE       AGGREGATE        WEIGHTED        WEIGHTED        WEIGHTED
                                           CUT-OFF         CUT-OFF         AVERAGE         AVERAGE         AVERAGE
                          NUMBER OF           DATE            DATE           GROSS       REMAINING        ORIGINAL       WEIGHTED
RANGE OF GROSS             MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST            TERM        COMBINED        AVERAGE
INTEREST RATES (%)            LOANS    BALANCE ($)         BALANCE        RATE (%)        (MONTHS)         LTV (%)     FICO SCORE
---------------------- ------------   ------------- --------------   -------------    ------------    ------------- --------------
5.000 - 5.999                    26      8,210,950            4.16           5.812             350           72.28            694
6.000 - 6.999                   195     54,875,872           27.83           6.639             349           78.07            642
7.000 - 7.999                   309     68,905,421           34.94           7.564             351           81.64            613
8.000 - 8.999                   279     49,076,226           24.89           8.499             354           82.99            595
9.000 - 9.999                   127     13,741,234            6.97           9.463             349           83.15            589
10.000 - 10.999                  26      2,016,768            1.02          10.447             354           84.36            577
11.000 - 11.999                   6        244,927            0.12          11.435             356           69.73            572
12.000 - 12.999                   2        111,627            0.06          12.581             243           70.57            560
---------------------- ------------   ------------- --------------   -------------    ------------    ------------- --------------
TOTAL:                          970    197,183,025          100.00           7.636             351           80.71            618
====================== ============   ============= ==============   =============    ============    ============= ==============

Minimum: 5.390%
Maximum: 12.600%
Weighted Average: 7.636%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 54
--------------------------------------------------------------------------------

                                                     GROUP II COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                     % OF
                                                                 MORTGAGE
                                                                  POOL BY
                                                  AGGREGATE     AGGREGATE      WEIGHTED       WEIGHTED      WEIGHTED
                                                    CUT-OFF       CUT-OFF       AVERAGE        AVERAGE       AVERAGE
                                   NUMBER OF           DATE          DATE         GROSS      REMAINING      ORIGINAL       WEIGHTED
RANGE OF CUT-OFF DATE               MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST           TERM      COMBINED        AVERAGE
PRINCIPAL BALANCES ($)                 LOANS    BALANCE ($)       BALANCE      RATE (%)       (MONTHS)       LTV (%)     FICO SCORE
------------------------------  ------------- -------------- -------------   ------------  ------------- -------------- ------------
0.01 - 25,000.00                           4        90,571          0.05          9.513           311         74.75           632
25,000.01 - 50,000.00                     45     1,857,764          0.94          9.681           340         77.58           591
50,000.01 - 75,000.00                     84     5,152,743          2.61          8.759           339         79.96           605
75,000.01 - 100,000.00                    99     8,714,015          4.42          8.363           347         82.56           606
100,000.01 - 125,000.00                  115    13,018,018          6.60          8.148           345         81.25           614
125,000.01 - 150,000.00                  110    15,195,766          7.71          8.054           347         81.47           608
150,000.01 - 175,000.00                   82    13,305,628          6.75          7.897           350         82.57           612
175,000.01 - 200,000.00                   76    14,186,460          7.19          7.841           352         80.97           605
200,000.01 - 225,000.00                   53    11,272,580          5.72          7.661           345         79.86           621
225,000.01 - 250,000.00                   23     5,473,924          2.78          7.985           349         81.15           588
250,000.01 - 275,000.00                   23     6,057,018          3.07          8.108           356         86.64           613
275,000.01 - 300,000.00                   22     6,303,556          3.20          7.490           356         80.35           616
300,000.01 - 325,000.00                   12     3,788,114          1.92          7.551           356         87.48           663
325,000.01 - 350,000.00                   41    13,931,394          7.07          7.280           357         80.70           619
350,000.01 - 375,000.00                   47    17,031,535          8.64          7.312           357         79.12           626
375,000.01 - 400,000.00                   34    13,162,013          6.68          7.105           343         80.34           619
400,000.01 - 425,000.00                   21     8,687,530          4.41          7.111           356         83.46           621
425,000.01 - 450,000.00                   13     5,676,086          2.88          7.175           342         79.98           635
450,000.01 - 475,000.00                   14     6,460,368          3.28          7.200           357         82.59           635
475,000.01 - 500,000.00                   22    10,743,085          5.45          7.417           356         80.34           608
500,000.01 - 525,000.00                    9     4,654,417          2.36          7.324           356         79.99           639
525,000.01 - 550,000.00                    8     4,341,852          2.20          6.935           357         73.80           615
550,000.01 - 575,000.00                    5     2,815,907          1.43          7.551           357         68.09           629
575,000.01 - 600,000.00                    2     1,187,280          0.60          6.751           357         65.09           670
600,000.01 >=                              6     4,075,400          2.07          6.716           356         77.25           661
------------------------------  ------------- -------------- -------------   ------------  ------------- -------------- ------------
TOTAL:                                   970   197,183,025        100.00          7.636           351         80.71           618
==============================  ============= ============== =============   ============  ============= ============== ============

Minimum:$18,753
Maximum: $876,634
Average: $203,281

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 55
--------------------------------------------------------------------------------

                                                     GROUP II COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                % OF
                                                            MORTGAGE
                                                             POOL BY
                                            AGGREGATE      AGGREGATE        WEIGHTED       WEIGHTED       WEIGHTED
                                              CUT-OFF        CUT-OFF         AVERAGE        AVERAGE        AVERAGE
                             NUMBER OF           DATE           DATE           GROSS      REMAINING       ORIGINAL        WEIGHTED
ORIGINAL TERM                 MORTGAGE      PRINCIPAL      PRINCIPAL        INTEREST           TERM       COMBINED         AVERAGE
(MONTHS)                         LOANS    BALANCE ($)        BALANCE        RATE (%)       (MONTHS)        LTV (%)      FICO SCORE
-----------------------   ------------- -------------- -------------     ------------  ------------- --------------    ------------
180                                 37      4,895,921           2.48           7.432            176          76.35            634
240                                 11      1,632,896           0.83           7.465            236          69.37            606
360                                922    190,654,208          96.69           7.642            357          80.92            617
-----------------------   ------------- -------------- -------------     ------------  ------------- --------------    ------------
TOTAL:                             970    197,183,025         100.00           7.636            351          80.71            618
=======================   ============= ============== =============     ============  ============= ==============    ============

Minimum: 180
Maximum: 360
Weighted Average: 355

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF REMAINING            MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
TERMS (MONTHS)                   LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
-----------------------   ------------- --------------   -------------  ------------  ------------- --------------   ------------
169 - 180                           37      4,895,921            2.48          7.432            176          76.35            634
229 - 240                           11      1,632,896            0.83          7.465            236          69.37            606
349 - 360                          922    190,654,208           96.69          7.642            357          80.92            617
-----------------------   ------------- --------------   -------------  ------------  ------------- --------------   ------------
TOTAL:                             970    197,183,025          100.00          7.636            351          80.71            618
=======================   ============= ==============   =============  ============  ============= ==============   ============

Minimum: 172
Maximum: 359
Weighted Average: 351

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 56
--------------------------------------------------------------------------------

                                                     GROUP II COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY
                                              AGGREGATE      AGGREGATE        WEIGHTED       WEIGHTED       WEIGHTED
                                                CUT-OFF        CUT-OFF         AVERAGE        AVERAGE        AVERAGE
RANGE OF ORIGINAL              NUMBER OF           DATE           DATE           GROSS      REMAINING       ORIGINAL        WEIGHTED
COMBINED LTV RATIOS             MORTGAGE      PRINCIPAL      PRINCIPAL        INTEREST           TERM       COMBINED         AVERAGE
(%)                                LOANS    BALANCE ($)        BALANCE        RATE (%)       (MONTHS)        LTV (%)      FICO SCORE
-------------------------   ------------- --------------  -------------    ------------  ------------- --------------   ------------
<= 30.00                               2        101,857           0.05          9.413           356          26.24            631
30.01 - 40.00                          8      1,720,110           0.87          7.501           354          34.67            580
40.01 - 50.00                         16      3,019,514           1.53          6.918           342          44.50            651
50.01 - 60.00                         30      6,004,465           3.05          7.137           333          56.93            624
60.01 - 70.00                        107     22,430,777          11.38          7.543           347          66.21            583
70.01 - 80.00                        339     72,524,514          36.78          7.487           352          78.38            621
80.01 - 90.00                        333     67,343,512          34.15          7.712           353          87.40            614
90.01 - 100.00                       135     24,038,275          12.19          8.176           351          96.53            648
-------------------------   ------------- --------------  -------------    ------------  ------------- --------------   ------------
TOTAL:                               970    197,183,025         100.00          7.636           351          80.71            618
=========================   ============= ==============  =============    ============  ============= ==============   ============

Minimum: 24.76%
Maximum: 100.00%
Weighted Average: 80.71%

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF GROSS MARGINS          MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
(%)                                LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
-------------------------   ------------- --------------  -------------    ------------ ------------- -------------- -------------
Fixed Rate Loans                     335     53,922,905          27.35          7.583           337          78.37            638
<=5.000                               60     15,340,867           7.78          7.187           357          79.56            621
5.001 - 5.500                        143     34,043,327          17.26          7.245           357          80.75            620
5.501 - 6.000                        112     24,424,843          12.39          7.490           357          82.31            617
6.001 - 6.500                        100     24,866,628          12.61          7.682           356          82.75            607
6.501 - 7.000                        100     22,200,968          11.26          7.879           357          81.02            606
7.001 - 7.500                         74     15,538,630           7.88          8.332           356          82.45            587
7.501 - 8.000                         21      4,049,300           2.05          8.675           357          83.06            597
8.001 - 8.500                         17      2,163,458           1.10          9.261           356          84.36            580
8.501 - 9.000                          6        434,167           0.22         10.030           355          81.34            560
>=9.001                                2        197,931           0.10          9.725           354          83.95            566
-------------------------   ------------- --------------  -------------    ------------ ------------- -------------- -------------
TOTAL:                               970    197,183,025         100.00          7.636           351          80.71            618
=========================   ============= ==============  =============    ============ ============= ============== =============

Non-Fixed Rate Minimum: 4.000%
Non-Fixed Rate Maximum: 9.950%
Non-Fixed Rate Weighted Average: 6.131%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 57
--------------------------------------------------------------------------------

                                                     GROUP II COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY    WEIGHTED      WEIGHTED       WEIGHTED
                                                    AGGREGATE      AGGREGATE     AVERAGE       AVERAGE        AVERAGE
                                     NUMBER OF   CUT-OFF DATE   CUT-OFF DATE       GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF MINIMUM MORTGAGE             MORTGAGE      PRINCIPAL      PRINCIPAL    INTEREST          TERM   COMBINED LTV   AVERAGE FICO
RATES (%)                                LOANS    BALANCE ($)        BALANCE    RATE (%)      (MONTHS)            (%)          SCORE
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
Fixed Rate Loans                           335    53,922,905         27.35         7.583           337         78.37           638
<=5.000                                      1       632,075          0.32         8.125           356         75.00           584
5.001 - 5.500                                5     1,755,858          0.89         5.823           356         79.00           665
5.501 - 6.000                               15     5,594,055          2.84         6.114           357         78.96           657
6.001 - 6.500                               35    12,956,112          6.57         6.453           357         76.88           644
6.501 - 7.000                               83    26,630,625         13.51         6.890           356         82.17           634
7.001 - 7.500                               95    23,603,097         11.97         7.433           357         81.04           610
7.501 - 8.000                              133    28,673,368         14.54         7.855           356         82.93           600
8.001 - 8.500                              102    19,708,491         10.00         8.329           357         81.68           591
8.501 - 9.000                               99    15,981,037          8.10         8.815           356         82.97           585
9.001 - 9.500                               32     3,848,795          1.95         9.266           357         84.32           577
9.501 - 10.000                              21     2,649,271          1.34         9.784           356         83.13           551
10.001 -10.500                               8       782,559          0.40        10.212           356         83.72           554
10.501 - 11.000                              6       444,777          0.23        10.733           356         88.78           564
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
TOTAL:                                     970   197,183,025        100.00         7.636           351         80.71           618
===============================   ============= ============== =============  ============ ============= ============== ============

Non-Fixed Rate Minimum: 3.125%
Non-Fixed Rate Maximum: 10.900%
Non-Fixed Rate Weighted Average: 7.576%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 58
--------------------------------------------------------------------------------

                                                     GROUP II COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY    WEIGHTED      WEIGHTED       WEIGHTED
                                                    AGGREGATE      AGGREGATE     AVERAGE       AVERAGE        AVERAGE
                                     NUMBER OF   CUT-OFF DATE   CUT-OFF DATE       GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF MAXIMUM LOAN RATES           MORTGAGE      PRINCIPAL      PRINCIPAL    INTEREST          TERM   COMBINED LTV   AVERAGE FICO
(%)                                      LOANS    BALANCE ($)        BALANCE    RATE (%)      (MONTHS)            (%)          SCORE
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
Fixed Rate Loans                           335     53,922,905         27.35         7.583           337         78.37           638
<= 13.000                                   68     22,595,120         11.46         6.519           357         78.08           652
13.001 - 13.500                             71     20,950,597         10.62         7.002           357         80.39           631
13.501 - 14.000                            103     28,218,193         14.31         7.365           357         82.19           617
14.001 - 14.500                             84     18,483,228          9.37         7.791           357         82.36           602
14.501 - 15.000                            126     24,364,935         12.36         8.111           356         84.38           593
15.001 - 15.500                             70     12,673,691          6.43         8.431           356         80.52           579
15.501 - 16.000                             70     11,274,298          5.72         8.951           356         82.05           576
16.001 - 16.500                             27      3,256,914          1.65         9.501           356         85.56           571
16.501 - 17.000                             14      1,322,679          0.67        10.067           357         81.40           548
17.001 - 17.500                              1         18,753          0.01        10.250           356         85.00           611
17.501 - 18.000                              1        101,712          0.05        10.590           355         85.00           510
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
TOTAL:                                     970    197,183,025        100.00         7.636           351         80.71           618
===============================   ============= ============== =============  ============ ============= ============== ============

Non-Fixed Rate Minimum: 10.350%
Non-Fixed Rate Maximum: 17.590%
Non-Fixed Rate Weighted Average: 14.173%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 59
--------------------------------------------------------------------------------

                                                     GROUP II COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                                    % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                               AGGREGATE              WEIGHTED       WEIGHTED
                                                    AGGREGATE                    CUT-OFF               AVERAGE        AVERAGE
                                     NUMBER OF   CUT-OFF DATE                       DATE                 GROSS      REMAINING
INITIAL PERIODIC CAP (%)        MORTGAGE LOANS  PRINCIPAL BALANCE ($)  PRINCIPAL BALANCE     INTEREST RATE (%)  TERM (MONTHS)
------------------------------- --------------  ---------------------  -----------------      ----------------  ------------
Fixed Rate Loans                           335             53,922,905              27.35                 7.583            337
1.000                                       29              6,239,862               3.16                 8.178            356
1.500                                      148             30,769,834              15.60                 7.564            356
2.000                                      126             33,874,196              17.18                 7.490            356
3.000                                      332             72,376,228              36.71                 7.727            357
------------------------------- --------------  ---------------------  -----------------      ----------------  -------------
TOTAL:                                     970            197,183,025             100.00                 7.636            351
=============================== ==============  =====================  =================      ================  =============

                                             WEIGHTED
                                              AVERAGE
                                             ORIGINAL             WEIGHTED
INITIAL PERIODIC CAP (%)             COMBINED LTV (%)   AVERAGE FICO SCORE
-------------------------------  --------------------   ------------------
Fixed Rate Loans                                78.37                  638
1.000                                           84.10                  610
1.500                                           79.86                  596
2.000                                           82.62                  606
3.000                                           81.62                  618
-------------------------------  --------------------   -------------------
TOTAL:                                          80.71                  618
===============================  ====================   ===================

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 3.000%
Non-Fixed Rate Weighted Average: 2.354%


                                                                                    % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                               AGGREGATE              WEIGHTED       WEIGHTED
                                                    AGGREGATE                    CUT-OFF               AVERAGE        AVERAGE
                                     NUMBER OF   CUT-OFF DATE                       DATE                 GROSS      REMAINING
SUBSEQUENT PERIODIC CAP (%)     MORTGAGE LOANS  PRINCIPAL BALANCE ($)  PRINCIPAL BALANCE     INTEREST RATE (%)  TERM (MONTHS)
------------------------------- --------------  ---------------------  -----------------     -----------------  ------------
Fixed Rate Loans                           335             53,922,905               27.35                7.583            337
1.000                                      479            110,902,469               56.24                7.671            357
1.500                                      148             30,769,834               15.60                7.564            356
2.000                                        4                798,235                0.40                7.995            357
3.000                                        4                789,582                0.40                8.765            356
-------------------------------   ------------- ---------------------  ------------------    -----------------  -------------
TOTAL:                                     970            197,183,025              100.00                7.636            351
===============================   ============= =====================  ==================    =================  =============


                                             WEIGHTED
                                              AVERAGE
                                             ORIGINAL             WEIGHTED
SUBSEQUENT PERIODIC CAP (%)          COMBINED LTV (%)   AVERAGE FICO SCORE
-------------------------------  --------------------   ------------------
Fixed Rate Loans                                78.37                  638
1.000                                           82.05                  615
1.500                                           79.86                  596
2.000                                           78.58                  552
3.000                                           86.38                  608
-------------------------------  --------------------   ------------------
TOTAL:                                          80.71                  618
===============================  ====================   ===================

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 3.000%
Non-Fixed Rate Weighted Average: 1.124%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 60
--------------------------------------------------------------------------------

                                                     GROUP II COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
NEXT RATE ADJUSTMENT DATES               LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
Fixed Rate                                 335     53,922,905         27.35         7.583           337         78.37           638
Mar-05                                       2        237,387          0.12         6.196           350         81.16           627
Apr-05                                       2        671,356          0.34         7.577           350         91.66           677
May-05                                       4        996,779          0.51         7.126           351         88.53           604
Jun-05                                       7      1,271,172          0.64         8.412           352         85.27           616
Jul-05                                      20      4,533,746          2.30         7.613           353         82.24           615
Aug-05                                      18      4,015,789          2.04         7.443           354         87.58           619
Sep-05                                      51     11,863,429          6.02         7.779           355         79.76           613
Oct-05                                      64     15,976,581          8.10         7.672           356         83.10           612
Nov-05                                     243     54,564,551         27.67         7.727           357         81.25           602
Dec-05                                     122     25,472,444         12.92         7.632           358         82.74           616
Jan-06                                      13      3,487,635          1.77         6.962           359         80.22           584
May-06                                       1         51,184          0.03         8.790           352         85.00           551
Jun-06                                       1         59,290          0.03        10.160           352         85.00           567
Jul-06                                       2        561,014          0.28         8.481           353         77.46           564
Aug-06                                       2        564,777          0.29         7.997           354         82.65           679
Sep-06                                      21      3,766,894          1.91         7.970           355         81.09           606
Oct-06                                      20      4,452,531          2.26         7.198           353         74.40           612
Nov-06                                      27      6,152,142          3.12         7.757           357         83.61           624
Dec-06                                      12      3,505,892          1.78         7.374           358         74.30           628
Jan-07                                       1        357,783          0.18         6.600           359         94.90           637
Dec-08                                       2        697,744          0.35         6.384           358         66.87           666
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
TOTAL:                                     970    197,183,025        100.00         7.636           351         80.71           618
===============================   ============= ============== =============  ============ ============= ============== ============

Non-Fixed Rate Weighted Average: Dec-2005

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 61
--------------------------------------------------------------------------------

                                                     GROUP II COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
GEOGRAPHIC DISTRIBUTION OF            MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
MORTGAGED PROPERTIES                     LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
California                                 305     90,592,775         45.94         7.193           353         79.06           626
Florida                                    121     16,124,300          8.18         8.305           345         84.01           614
Illinois                                    57     10,703,609          5.43         7.873           353         82.76           622
Maryland                                    35      7,156,934          3.63         7.780           348         81.73           603
New Jersey                                  28      7,085,367          3.59         8.140           355         79.46           591
New York                                    30      6,996,109          3.55         7.898           344         76.79           596
Michigan                                    45      5,883,250          2.98         8.214           352         78.43           593
Massachusetts                               18      5,671,030          2.88         7.746           342         76.39           601
Virginia                                    26      4,563,507          2.31         7.728           352         83.76           616
Texas                                       45      4,302,319          2.18         8.848           346         86.38           611
Pennsylvania                                32      4,206,455          2.13         8.235           356         84.23           608
Minnesota                                   20      3,745,887          1.90         7.660           341         78.86           599
Washington                                  15      3,040,891          1.54         7.889           356         80.06           607
Ohio                                        27      2,885,913          1.46         8.263           339         85.51           601
Nevada                                      13      2,602,214          1.32         7.640           357         79.85           659
Other                                      153     21,622,464         10.97         7.890           352         84.63           622
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
TOTAL:                                     970    197,183,025        100.00         7.636           351         80.71           618
===============================   ============= ============== =============  ============ ============= ============== ============

Number of States/District of Columbia Represented:  39

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
OCCUPANCY TYPE                           LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
Primary                                    864    183,687,933         93.16         7.584           351         80.88           616
Non-Owner Occupied                          99     12,624,764          6.40         8.303           345         77.84           635
Second Home                                  7        870,327          0.44         8.789           356         85.81           664
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
TOTAL:                                     970    197,183,025        100.00         7.636           351         80.71           618
===============================   ============= ============== =============  ============ ============= ============== ============

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 62
--------------------------------------------------------------------------------

                                                     GROUP II COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                      CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                      NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                       MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PROPERTY TYPE                             LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
Single Family Residence                     752   151,617,760         76.89         7.639           351         80.53           613
Planned Unit Development                     88    21,235,449         10.77         7.359           353         83.08           642
2-4 Family                                   73    14,763,487          7.49         7.901           348         79.32           636
Condominium                                  54     9,369,418          4.75         7.762           349         80.43           618
Manufactured Housing                          3       196,910          0.10         9.327           357         77.04           595
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
TOTAL:                                      970   197,183,025        100.00         7.636           351         80.71           618
===============================   ============= ============== =============  ============ ============= ============== ============

                                                                       % OF
                                                                   MORTGAGE
                                                   AGGREGATE        POOL BY      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF      AGGREGATE       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE   CUT-OFF DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
LOAN PURPOSE                             LOANS   BALANCE ($)        BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
Refinance - Cashout                        535   106,256,544          53.89         7.559           348         77.07           601
Purchase                                   329    68,842,913          34.91         7.794           356         86.27           647
Refinance - Rate/Term                      106    22,083,567          11.20         7.513           353         80.86           608
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
TOTAL:                                     970   197,183,025         100.00         7.636           351         80.71           618
===============================   ============= ============== =============  ============ ============= ============== ============

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
DOCUMENTATION LEVEL                      LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
Stated Documentation                       472     99,757,240         50.59         7.709           351         80.40           627
Full Documentation                         450     85,945,045         43.59         7.595           351         80.43           604
Limited/Alternate Documentation             40     10,007,682          5.08         7.284           354         85.01           628
No Ratio                                     8      1,473,058          0.75         7.413           356         88.23           691
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
TOTAL:                                     970    197,183,025        100.00         7.636           351         80.71           618
===============================   ============= ============== =============  ============ ============= ============== ============

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 63
--------------------------------------------------------------------------------

                                                     GROUP II COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PREPAYMENT PENALTY TERM                  LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
No Prepayment Penalty                      213     38,341,303         19.44         7.982           350         81.16           617
6 Months                                     2        492,143          0.25         7.920           354         79.97           688
12 Months                                   55     14,576,322          7.39         7.387           351         76.43           625
18 Months                                    1        386,777          0.20         8.375           355         80.00           625
24 Months                                  404     92,283,301         46.80         7.570           356         82.05           608
36 Months                                  278     48,531,338         24.61         7.565           345         78.93           632
60 Months                                   17      2,571,841          1.30         7.406           330         83.68           634
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
TOTAL:                                     970    197,183,025        100.00         7.636           351         80.71           618
===============================   ============= ============== =============  ============ ============= ============== ============

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
RANGE OF CREDIT SCORES                   LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
500 - 525                                   67     12,536,330          6.36         8.459           353         74.18           513
526 - 550                                   99     18,823,459          9.55         8.158           356         77.40           539
551 - 575                                  121     21,544,706         10.93         8.037           354         78.84           564
576 - 600                                  130     25,683,917         13.03         7.828           347         80.32           589
601 - 625                                  154     31,096,425         15.77         7.557           354         82.10           614
626 - 650                                  156     31,813,439         16.13         7.451           347         83.57           639
651 - 675                                  100     22,357,482         11.34         7.303           348         80.29           662
676 - 700                                   64     13,738,499          6.97         7.211           349         82.96           688
701 - 725                                   39      9,737,607          4.94         7.207           352         85.09           712
726 - 750                                   23      6,013,274          3.05         6.918           357         81.41           738
751 - 775                                   13      2,940,847          1.49         6.790           357         78.53           761
776 - 800                                    4        897,040          0.45         6.399           334         77.62           783
-------------------------------   ------------- -------------- -------------  ------------ ------------- -------------- ------------
TOTAL:                                     970    197,183,025        100.00         7.636           351         80.71           618
===============================   ============= ============== =============  ============ ============= ============== ============

Minimum: 500
Maximum: 789
Weighted Average: 618

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 64
--------------------------------------------------------------------------------

                                                    GROUP III COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                     AGGREGATE     AGGREGATE     WEIGHTED      WEIGHTED     WEIGHTED
                                                       CUT-OFF       CUT-OFF      AVERAGE       AVERAGE      AVERAGE
                                        NUMBER OF         DATE          DATE        GROSS     REMAINING     ORIGINAL      WEIGHTED
                                         MORTGAGE    PRINCIPAL     PRINCIPAL     INTEREST          TERM     COMBINED       AVERAGE
PRODUCT TYPES                               LOANS  BALANCE ($)       BALANCE     RATE (%)      (MONTHS)      LTV (%)    FICO SCORE
-------------------------------      ------------- ------------ -------------  ------------ -------------  ------------ ------------
Fixed - 15 Year                                19    1,681,008          1.35        7.661           177        78.04           660
Fixed - 20 Year                                11      877,623          0.70        8.728           236        84.33           633
Fixed - 30 Year                               173   34,664,548         27.75        7.338           356        81.07           645
Fixed Balloon - 15/30                          50    3,872,917          3.10       10.150           176        95.17           671
ARM - 6 Month LIBOR                             1      353,893          0.28        5.800           357        53.79           572
ARM - 2 Year/6 Month LIBOR                    389   67,754,138         54.25        7.683           356        80.70           610
ARM - 3 Year/6 Month LIBOR                     82   14,113,027         11.30        7.558           356        81.84           614
ARM - 5 Year/6 Month LIBOR                      3      553,378          0.44        6.195           357        75.65           726
Interest Only - ARM - 2 Year/6
Month LIBOR                                     5    1,029,470          0.82        6.946           357        83.50           695
-------------------------------      ------------- ------------ -------------  ------------ -------------  ------------ ------------
TOTAL:                                        733  124,900,002        100.00        7.639           347        81.30           624
===============================      ============= ============ =============  ============ =============  ============ ============

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
                                         MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
ORIGINATOR                                  LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
-------------------------------      ------------- ------------ -------------  ------------ -------------  ------------ ------------
BNC                                           136    26,231,335        21.00         7.369          353        81.54           621
Encore                                        102    20,741,076        16.61         7.291          354        78.39           599
Peoples Choice                                 82    14,359,226        11.50         7.712          354        83.79           635
SIB                                            62    11,543,991         9.24         8.000          351        77.95           601
Aames                                          59     9,101,347         7.29         7.433          348        76.95           610
Chapel                                         51     8,549,464         6.85         8.022          336        82.34           664
Lenders Direct                                 54     7,336,919         5.87         8.034          318        82.37           642
First Banc                                     47     7,214,988         5.78         8.456          337        88.54           650
Impac                                          41     5,792,830         4.64         8.053          346        81.34           606
Accredited                                     36     5,414,907         4.34         7.452          352        80.73           643
Master Financial                               21     3,260,478         2.61         7.098          344        85.55           643
FGMC                                           17     2,575,446         2.06         7.526          326        87.81           662
CIT                                            11     1,451,081         1.16         6.749          355        86.97           668
Oakmont                                         7       838,620         0.67         8.073          356        71.29           597
Ameriquest                                      5       283,638         0.23         8.719          315        78.44           592
Aegis                                           2       204,658         0.16         8.426          352        83.20           557
-------------------------------      ------------- ------------ -------------  ------------ -------------  ------------ ------------
Total:                                        733   124,900,002       100.00         7.639          347        81.30           624
===============================      ============= ============ =============  ============ =============  ============ ============

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 65
--------------------------------------------------------------------------------

                                                    GROUP III COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                              % OF
                                                          MORTGAGE
                                                           POOL BY
                                         AGGREGATE       AGGREGATE        WEIGHTED        WEIGHTED        WEIGHTED
                                           CUT-OFF         CUT-OFF         AVERAGE         AVERAGE         AVERAGE
                          NUMBER OF           DATE            DATE           GROSS       REMAINING        ORIGINAL       WEIGHTED
                           MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST            TERM        COMBINED        AVERAGE
LIEN POSITION                 LOANS    BALANCE ($)         BALANCE        RATE (%)        (MONTHS)         LTV (%)     FICO SCORE
--------------------    ------------- -------------  --------------    --------------  -------------   ------------  --------------
1st Lien                        651    118,727,879           95.06           7.494             353           80.47            622
2nd Lien                         82      6,172,124            4.94          10.432             241           97.15            666
--------------------    ------------- -------------  --------------    --------------  -------------   ------------  --------------
TOTAL:                          733    124,900,002          100.00           7.639             347           81.30            624
====================    ============= =============  ==============    ==============  =============   ============  ==============

                                                              % OF
                                                          MORTGAGE
                                                           POOL BY
                                         AGGREGATE       AGGREGATE        WEIGHTED        WEIGHTED        WEIGHTED
                                           CUT-OFF         CUT-OFF         AVERAGE         AVERAGE         AVERAGE
                          NUMBER OF           DATE            DATE           GROSS       REMAINING        ORIGINAL       WEIGHTED
RANGE OF GROSS             MORTGAGE      PRINCIPAL       PRINCIPAL        INTEREST            TERM        COMBINED        AVERAGE
INTEREST RATES (%)            LOANS    BALANCE ($)         BALANCE        RATE (%)        (MONTHS)         LTV (%)     FICO SCORE
--------------------    ------------- -------------  --------------    --------------  -------------   ------------  --------------
5.000 - 5.999                    38     10,802,871            8.65           5.829             353           76.02            683
6.000 - 6.999                   158     33,763,995           27.03           6.683             353           79.79            643
7.000 - 7.999                   226     40,991,128           32.82           7.501             352           81.59            614
8.000 - 8.999                   150     23,292,375           18.65           8.502             351           83.09            601
9.000 - 9.999                    84     10,113,919            8.10           9.495             338           80.67            587
10.000 - 10.999                  57      4,615,037            3.69          10.489             290           89.66            630
11.000 - 11.999                  14        973,156            0.78          11.445             235           96.79            647
12.000 - 12.999                   5        273,925            0.22          12.433             192          100.00            604
13.000 - 13.999                   1         73,596            0.06          13.000             174          100.00            656
--------------------    ------------- -------------  --------------    --------------  -------------   ------------  --------------
TOTAL:                          733    124,900,002          100.00           7.639             347           81.30            624
====================    ============= =============  ==============    ==============  =============   ============  ==============

Minimum: 5.100%
Maximum: 13.000%
Weighted Average: 7.639%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 66
--------------------------------------------------------------------------------

                                                    GROUP III COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                     % OF
                                                                 MORTGAGE
                                                                  POOL BY
                                                  AGGREGATE     AGGREGATE      WEIGHTED       WEIGHTED      WEIGHTED
                                                    CUT-OFF       CUT-OFF       AVERAGE        AVERAGE       AVERAGE
                                   NUMBER OF           DATE          DATE         GROSS      REMAINING      ORIGINAL       WEIGHTED
RANGE OF CUT-OFF DATE               MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST           TERM      COMBINED        AVERAGE
PRINCIPAL BALANCES ($)                 LOANS    BALANCE ($)       BALANCE      RATE (%)       (MONTHS)       LTV (%)     FICO SCORE
------------------------------   ------------- -------------  -------------  ------------  -------------  ------------  ------------
0.01 - 25,000.00                           3        60,507          0.05          9.890           252         66.49           603
25,000.01 - 50,000.00                     32     1,299,521          1.04          9.160           305         76.28           620
50,000.01 - 75,000.00                    109     6,975,742          5.59          9.020           312         85.57           630
75,000.01 - 100,000.00                    98     8,561,757          6.85          8.721           304         84.30           632
100,000.01 - 125,000.00                   79     8,945,801          7.16          8.030           345         79.05           604
125,000.01 - 150,000.00                   84    11,566,000          9.26          7.766           350         80.64           602
150,000.01 - 175,000.00                   54     8,816,403          7.06          7.807           356         82.09           613
175,000.01 - 200,000.00                   52     9,598,385          7.68          7.740           353         85.03           616
200,000.01 - 225,000.00                   42     9,022,347          7.22          7.646           348         80.25           591
225,000.01 - 250,000.00                   34     8,116,417          6.50          7.324           356         82.76           629
250,000.01 - 275,000.00                   27     7,077,361          5.67          7.368           356         79.71           621
275,000.01 - 300,000.00                   23     6,607,933          5.29          7.284           356         83.96           621
300,000.01 - 325,000.00                   17     5,298,593          4.24          7.478           356         86.31           635
325,000.01 - 350,000.00                   14     4,722,027          3.78          6.844           356         78.80           660
350,000.01 - 375,000.00                   13     4,687,485          3.75          6.923           356         79.61           640
375,000.01 - 400,000.00                   19     7,357,131          5.89          7.010           357         76.46           642
400,000.01 - 425,000.00                    9     3,734,581          2.99          7.050           356         84.72           658
425,000.01 - 450,000.00                    5     2,187,615          1.75          6.784           355         72.18           636
450,000.01 - 475,000.00                    2       915,946          0.73          6.695           355         80.00           628
475,000.01 - 500,000.00                    4     1,973,392          1.58          7.066           356         78.52           652
500,000.01 - 525,000.00                    4     2,079,621          1.67          7.788           357         83.17           624
525,000.01 - 550,000.00                    3     1,615,470          1.29          7.062           357         70.00           700
575,000.01 - 600,000.00                    3     1,778,539          1.42          6.443           355         81.67           609
600,000.01 >=                              3     1,901,429          1.52          7.493           357         73.00           671
------------------------------   ------------- -------------  -------------  ------------  -------------  ------------  ------------
TOTAL:                                   733   124,900,002        100.00          7.639           347         81.30           624
==============================   ============= =============  =============  ============  =============  ============  ============

Minimum:$13,843
Maximum: $638,868
Average: $170,396

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 67
--------------------------------------------------------------------------------

                                                    GROUP III COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                % OF
                                                            MORTGAGE
                                                             POOL BY
                                            AGGREGATE      AGGREGATE        WEIGHTED        WEIGHTED      WEIGHTED
                                              CUT-OFF        CUT-OFF         AVERAGE         AVERAGE       AVERAGE
                             NUMBER OF           DATE           DATE           GROSS       REMAINING      ORIGINAL       WEIGHTED
ORIGINAL TERM                 MORTGAGE      PRINCIPAL      PRINCIPAL        INTEREST            TERM      COMBINED        AVERAGE
(MONTHS)                         LOANS    BALANCE ($)        BALANCE        RATE (%)        (MONTHS)       LTV (%)     FICO SCORE
-------------------------  ------------- -------------  -------------    ------------   -------------  ------------   ------------
180                                 69      5,553,925           4.45           9.397            176          89.99            668
240                                 11        877,623           0.70           8.728            236          84.33            633
324                                  1         81,790           0.07           8.180            321          74.55            500
360                                652    118,386,665          94.79           7.548            356          80.87            622
-------------------------  ------------- -------------  -------------    ------------   -------------  ------------   ------------
TOTAL:                             733    124,900,002         100.00           7.639            347          81.30            624
=========================  ============= =============  =============    ============   =============  ============   ============

Minimum: 180
Maximum: 360
Weighted Average: 351

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF REMAINING            MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
TERMS (MONTHS)                   LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
-------------------------  ------------- -------------  -------------    ------------ -------------  --------------  --------------
157 - 168                            1         53,421            0.04         12.375            168         100.00            653
169 - 180                           68      5,500,504            4.40          9.368            177          89.89            668
229 - 240                           11        877,623            0.70          8.728            236          84.33            633
313 - 324                            1         81,790            0.07          8.180            321          74.55            500
349 - 360                          652    118,386,665           94.79          7.548            356          80.87            622
-------------------------  ------------- -------------  -------------    ------------ -------------  --------------  --------------
TOTAL:                             733    124,900,002          100.00          7.639            347          81.30            624
=========================  ============= =============  =============    ============ =============  ==============  ==============

Minimum: 168
Maximum: 360
Weighted Average: 347

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 68
--------------------------------------------------------------------------------

                                                    GROUP III COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                          % OF MORTGAGE
                                                                POOL BY       WEIGHTED                     WEIGHTED
                                              AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED       AVERAGE
RANGE OF ORIGINAL              NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE      ORIGINAL       WEIGHTED
COMBINED LTV RATIOS             MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING  COMBINED LTV   AVERAGE FICO
(%)                                LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)           (%)          SCORE
-------------------------  -------------  -------------   -------------    ------------ -------------  -------------  --------------
<= 30.00                               3        170,694           0.14          9.062           357          27.17            583
30.01 - 40.00                          4        417,096           0.33          7.273           357          34.62            538
40.01 - 50.00                         17      2,322,018           1.86          7.333           340          47.67            612
50.01 - 60.00                         24      4,862,755           3.89          7.340           353          55.00            595
60.01 - 70.00                         67     11,519,037           9.22          7.697           350          67.31            595
70.01 - 80.00                        256     47,338,855          37.90          7.352           352          78.34            624
80.01 - 90.00                        223     40,989,644          32.82          7.549           353          87.63            619
90.01 - 100.00                       139     17,279,902          13.83          8.720           318          97.25            667
-------------------------  -------------  -------------   -------------    ------------ -------------  -------------  --------------
TOTAL:                               733    124,900,002         100.00          7.639           347          81.30            624
=========================  =============  =============   =============    ============ =============  =============  ==============

Minimum: 23.08%
Maximum: 100.00%
Weighted Average: 81.30%

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF GROSS MARGINS          MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
(%)                                LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
-------------------------  -------------  -------------   -------------    ------------ ------------- ------------- --------------
Fixed Rate Loans                     253     41,096,096          32.90          7.646           329          82.34            648
<=5.000                               51      9,631,889           7.71          7.042           357          82.49            634
5.001 - 5.500                        119     21,587,234          17.28          7.071           357          81.53            629
5.501 - 6.000                         82     13,847,088          11.09          7.328           356          80.98            623
6.001 - 6.500                         66     11,248,283           9.01          7.746           356          79.45            604
6.501 - 7.000                         74     13,766,748          11.02          7.947           356          80.86            597
7.001 - 7.500                         47      8,415,160           6.74          8.505           356          81.28            585
7.501 - 8.000                         21      2,550,671           2.04          9.044           356          82.26            604
8.001 - 8.500                          9      1,094,406           0.88          9.723           356          74.02            570
8.501 - 9.000                          7      1,252,384           1.00          9.443           356          62.92            569
>=9.001                                4        410,043           0.33         10.423           355          82.23            556
-------------------------  -------------  -------------   -------------    ------------ ------------- ------------- --------------
TOTAL:                               733    124,900,002         100.00          7.639           347          81.30            624
=========================  =============  =============   =============    ============ ============= ============= ==============

Non-Fixed Rate Minimum: 3.375%
Non-Fixed Rate Maximum: 9.813%
Non-Fixed Rate Weighted Average: 6.145%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 69
--------------------------------------------------------------------------------

                                                    GROUP III COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE     AGGREGATE       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE  CUT-OFF DATE         GROSS     REMAINING      ORIGINAL       WEIGHTED
RANGE OF MINIMUM MORTGAGE             MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM  COMBINED LTV   AVERAGE FICO
RATES (%)                                LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)           (%)          SCORE
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
Fixed Rate Loans                           253    41,096,096         32.90         7.646           329         82.34           648
<=5.000                                      1       178,556          0.14         5.490           355         95.00           754
5.001 - 5.500                                6     1,195,263          0.96         5.606           357         79.69           721
5.501 - 6.000                               27     7,340,312          5.88         6.001           357         77.43           677
6.001 - 6.500                               30     6,736,345          5.39         6.543           357         80.96           634
6.501 - 7.000                               68    13,795,366         11.05         6.938           356         80.04           630
7.001 - 7.500                               83    16,372,245         13.11         7.393           356         81.93           605
7.501 - 8.000                               87    14,312,158         11.46         7.863           356         81.53           603
8.001 - 8.500                               54     8,023,848          6.42         8.427           356         83.28           597
8.501 - 9.000                               50     6,724,204          5.38         8.802           357         81.91           585
9.001 - 9.500                               41     5,494,756          4.40         9.337           356         78.22           572
9.501 - 10.000                              19     2,429,350          1.95         9.897           356         80.16           558
10.001 -10.500                               8       692,766          0.55        10.271           355         72.94           538
10.501 - 11.000                              5       467,537          0.37        10.719           357         73.56           561
11.501 - 12.000                              1        41,200          0.03        11.800           356         75.00           514
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
TOTAL:                                     733   124,900,002        100.00         7.639           347         81.30           624
=================================  ============= ============= =============   ============ ============ ============= =============

Non-Fixed Rate Minimum: 4.300%
Non-Fixed Rate Maximum: 11.800%
Non-Fixed Rate Weighted Average: 7.560%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 70
--------------------------------------------------------------------------------

                                                    GROUP III COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE     AGGREGATE       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE  CUT-OFF DATE         GROSS     REMAINING      ORIGINAL       WEIGHTED
RANGE OF MAXIMUM LOAN RATES           MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM  COMBINED LTV   AVERAGE FICO
(%)                                      LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)           (%)          SCORE
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
Fixed Rate Loans                           253     41,096,096         32.90         7.646           329         82.34           648
<= 13.000                                   62     14,806,972         11.86         6.286           356         79.43           663
13.001 - 13.500                             54     10,633,636          8.51         6.885           357         80.17           633
13.501 - 14.000                             69     11,980,962          9.59         7.232           356         78.75           617
14.001 - 14.500                             82     15,450,402         12.37         7.623           356         82.56           599
14.501 - 15.000                             80     13,777,319         11.03         8.141           356         82.91           603
15.001 - 15.500                             44      5,831,683          4.67         8.632           357         81.19           584
15.501 - 16.000                             38      4,384,139          3.51         8.979           357         83.66           576
16.001 - 16.500                             30      4,451,180          3.56         9.446           356         78.45           576
16.501 - 17.000                             14      1,857,717          1.49        10.026           356         79.60           545
17.001 - 17.500                              4        334,987          0.27        10.149           355         72.14           548
17.501 - 18.000                              3        294,910          0.24        10.885           357         62.70           540
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
TOTAL:                                     733    124,900,002        100.00         7.639           347         81.30           624
=================================  ============= ============= =============   ============ ============ ============= =============

Non-Fixed Rate Minimum: 10.800%
Non-Fixed Rate Maximum: 17.875%
Non-Fixed Rate Weighted Average: 14.235%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 71
--------------------------------------------------------------------------------

                                                    GROUP III COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                                       % OF
                                                                                   MORTGAGE
                                                                                    POOL BY
                                                                                  AGGREGATE             WEIGHTED       WEIGHTED
                                                               AGGREGATE            CUT-OFF              AVERAGE        AVERAGE
                                       NUMBER OF            CUT-OFF DATE               DATE                GROSS      REMAINING
INITIAL PERIODIC CAP (%)          MORTGAGE LOANS   PRINCIPAL BALANCE ($)  PRINCIPAL BALANCE    INTEREST RATE (%)  TERM (MONTHS)
---------------------------------  -------------   ---------------------  -----------------   ------------------  -------------
Fixed Rate Loans                             253              41,096,096              32.90                7.646            329
1.000                                         33               5,708,563               4.57                8.168            356
1.500                                         99              18,356,633              14.70                7.451            356
2.000                                        113              20,084,243              16.08                7.446            357
3.000                                        233              39,534,721              31.65                7.739            356
5.000                                          2                 119,747               0.10                7.806            357
---------------------------------  --------------- ---------------------- ------------------   ------------------- ------------
TOTAL:                                       733             124,900,002             100.00                7.639            347
=================================  =============== ====================== ==================   =================== ============

                                       WEIGHTED
                                        AVERAGE
                                       ORIGINAL                WEIGHTED
INITIAL PERIODIC CAP (%)       COMBINED LTV (%)      AVERAGE FICO SCORE
----------------------------   ----------------     -------------------
Fixed Rate Loans                          82.34                     648
1.000                                     85.03                     626
1.500                                     80.69                     602
2.000                                     81.28                     609
3.000                                     79.97                     618
5.000                                     78.02                     605
----------------------------   ----------------     --------------------
TOTAL:                                    81.30                     624
============================   ================     ====================

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 5.000%
Non-Fixed Rate Weighted Average: 2.298%


                                                                                       % OF
                                                                                   MORTGAGE
                                                                                    POOL BY
                                                                                  AGGREGATE             WEIGHTED       WEIGHTED
                                                               AGGREGATE            CUT-OFF              AVERAGE        AVERAGE
                                       NUMBER OF            CUT-OFF DATE               DATE                GROSS      REMAINING
SUBSEQUENT PERIODIC CAP (%)       MORTGAGE LOANS   PRINCIPAL BALANCE ($)  PRINCIPAL BALANCE    INTEREST RATE (%)  TERM (MONTHS)
---------------------------------  -------------   ---------------------  -----------------   ------------------  -------------
Fixed Rate Loans                             253              41,096,096              32.90                7.646            329
1.000                                        372              63,902,150              51.16                7.670            356
1.500                                        101              19,213,871              15.38                7.523            356
2.000                                          4                 393,861               0.32                7.159            357
3.000                                          3                 294,024               0.24                8.061            356
---------------------------------  --------------- ----------------------- ------------------   ------------------- -----------
TOTAL:                                       733             124,900,002             100.00                7.639            347
=================================  =============== ======================= ==================   =================== ===========


                                       WEIGHTED
                                        AVERAGE
                                       ORIGINAL                WEIGHTED
SUBSEQUENT PERIODIC CAP (%)    COMBINED LTV (%)      AVERAGE FICO SCORE
----------------------------   ----------------     -------------------
Fixed Rate Loans                          82.34                     648
1.000                                     81.08                     616
1.500                                     79.89                     601
2.000                                     79.36                     635
3.000                                     75.81                     596
----------------------------   ----------------     -------------------
TOTAL:                                    81.30                     624
============================   ================     ===================

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 3.000%
Non-Fixed Rate Weighted Average: 1.126%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 72
--------------------------------------------------------------------------------

                                                    GROUP III COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
NEXT RATE ADJUSTMENT DATES               LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
Fixed Rate                                 253     41,096,096         32.90         7.646           329         82.34           648
May-04                                       1        353,893          0.28         5.800           357         53.79           572
Apr-05                                       3        780,447          0.62         7.633           350         91.24           643
May-05                                       2        101,719          0.08         7.432           351         56.97           617
Jun-05                                       7      1,086,186          0.87         8.201           352         93.15           618
Jul-05                                       8      1,186,424          0.95         7.811           353         76.70           601
Aug-05                                      20      4,181,478          3.35         7.243           354         81.20           621
Sep-05                                      49      8,514,749          6.82         7.695           355         77.90           595
Oct-05                                      64     10,798,894          8.65         8.185           356         79.89           617
Nov-05                                     158     29,208,489         23.39         7.581           357         81.08           610
Dec-05                                      67     10,209,699          8.17         7.629           358         81.57           622
Jan-06                                      16      2,715,523          2.17         7.112           359         80.35           597
Apr-06                                       1         53,626          0.04         7.990           350         90.00           645
Jun-06                                       1        126,631          0.10         9.490           352         75.00           533
Jul-06                                       2        353,941          0.28         8.427           353         86.58           642
Aug-06                                       9      1,569,511          1.26         7.103           354         83.67           653
Sep-06                                      12      2,490,427          1.99         7.242           355         84.50           635
Oct-06                                      21      3,033,190          2.43         7.875           356         81.79           611
Nov-06                                      22      4,460,147          3.57         7.431           356         79.10           605
Dec-06                                       9      1,159,524          0.93         7.564           358         83.65           618
Jan-07                                       5        866,031          0.69         8.157           359         81.33           537
Nov-08                                       3        553,378          0.44         6.195           357         75.65           726
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
TOTAL:                                     733    124,900,002        100.00         7.639           347         81.30           624
=================================  ============= ============= =============   ============ ============ ============= =============

Non-Fixed Rate Weighted Average: Dec-05

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 73
--------------------------------------------------------------------------------

                                                    GROUP III COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
GEOGRAPHIC DISTRIBUTION OF            MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
MORTGAGED PROPERTIES                     LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
California                                 249     51,676,421         41.37         7.387           344         81.01           641
Florida                                     75      9,773,726          7.83         8.126           344         81.46           600
New York                                    33      9,577,861          7.67         7.625           356         78.78           621
Illinois                                    46      7,525,666          6.03         7.700           354         81.46           619
Texas                                       36      3,699,780          2.96         8.021           338         79.86           624
Maryland                                    20      3,245,610          2.60         7.930           352         83.64           602
Hawaii                                      11      2,824,224          2.26         7.756           358         88.06           615
New Jersey                                  13      2,818,382          2.26         7.993           350         78.66           586
Connecticut                                 14      2,797,946          2.24         7.951           357         78.14           588
Pennsylvania                                22      2,614,063          2.09         7.718           339         82.42           613
Colorado                                    14      2,412,926          1.93         6.899           355         85.16           647
Michigan                                    22      2,389,656          1.91         8.299           347         78.98           605
Massachusetts                               11      2,094,606          1.68         8.023           349         74.70           612
Washington                                  14      1,943,527          1.56         7.227           340         74.10           620
Arizona                                     14      1,786,897          1.43         7.562           356         81.42           625
Other                                      139     17,718,712         14.19         7.838           348         84.22           614
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
TOTAL:                                     733    124,900,002        100.00         7.639           347         81.30           624
=================================  ============= ============= =============   ============ ============ ============= =============

Number of States/District of Columbia Represented:  45

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
OCCUPANCY TYPE                           LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
Primary                                    649    113,764,571         91.08         7.626           348         81.44           621
Non-Owner Occupied                          81     10,253,044          8.21         7.802           342         79.52           650
Second Home                                  3        882,388          0.71         7.414           356         83.75           759
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
TOTAL:                                     733    124,900,002        100.00         7.639           347         81.30           624
=================================  ============= ============= =============   ============ ============ ============= =============

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 74
--------------------------------------------------------------------------------

                                                    GROUP III COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                      CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                      NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                       MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PROPERTY TYPE                             LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
Single Family Residence                     558    91,232,777         73.04         7.696           347         81.00           620
2-4 Family                                   69    15,214,662         12.18         7.671           345         83.20           634
Planned Unit Development                     50    10,068,914          8.06         7.289           353         80.75           621
Condominium                                  56     8,383,650          6.71         7.381           353         81.73           655
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
TOTAL:                                      733   124,900,002        100.00         7.639           347         81.30           624
=================================  ============= ============= =============   ============ ============ ============= =============

                                                                       % OF
                                                                   MORTGAGE
                                                   AGGREGATE        POOL BY      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF      AGGREGATE       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE   CUT-OFF DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
LOAN PURPOSE                             LOANS   BALANCE ($)        BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
Refinance - Cashout                        370    63,737,434          51.03         7.511           349         78.35           602
Purchase                                   287    45,442,700          36.38         7.893           342         85.46           661
Refinance - Rate/Term                       76    15,719,869          12.59         7.421           355         81.18           607
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
TOTAL:                                     733   124,900,002         100.00         7.639           347         81.30           624
=================================  ============= ============= =============   ============ ============ ============= =============

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
DOCUMENTATION LEVEL                      LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
Full Documentation                         381     64,022,727         51.26         7.442           350         81.15           608
Stated Documentation                       319     54,638,658         43.75         7.877           345         81.11           644
Limited/Alternate Documentation             29      5,153,603          4.13         7.628           343         83.23           602
No Ratio                                     4      1,085,015          0.87         7.312           354         90.04           651
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
TOTAL:                                     733    124,900,002        100.00         7.639           347         81.30           624
=================================  ============= ============= =============   ============ ============ ============= =============

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 75
--------------------------------------------------------------------------------

                                                    GROUP III COLLATERAL SUMMARY
                                               AS OF CUT-OFF DATE OF FEBRUARY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PREPAYMENT PENALTY TERM                  LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
No Prepayment Penalty                      173     27,578,096         22.08         7.675           348         80.80           620
12 Months                                   39      9,351,674          7.49         7.996           348         80.72           635
24 Months                                  315     53,208,025         42.60         7.660           353         81.73           617
36 Months                                  194     33,338,058         26.69         7.479           337         81.31           636
60 Months                                   12      1,424,149          1.14         7.531           355         78.15           627
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
TOTAL:                                     733    124,900,002        100.00         7.639           347         81.30           624
=================================  ============= ============= =============   ============ ============ ============= =============

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
RANGE OF CREDIT SCORES                   LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
500 - 525                                   53      7,308,139          5.85         8.611           355         76.93           513
526 - 550                                   74     12,659,370         10.14         8.397           356         75.07           538
551 - 575                                   83     14,545,003         11.65         7.750           355         76.04           561
576 - 600                                   81     13,137,242         10.52         7.647           349         80.11           589
601 - 625                                   94     15,721,564         12.59         7.538           347         82.15           613
626 - 650                                  109     18,661,727         14.94         7.465           346         83.80           638
651 - 675                                   88     14,980,361         11.99         7.363           344         85.60           663
676 - 700                                   62     10,268,854          8.22         7.546           339         83.86           686
701 - 725                                   36      6,174,846          4.94         7.269           335         85.21           713
726 - 750                                   28      5,832,934          4.67         7.266           344         86.43           739
751 - 775                                   21      4,788,991          3.83         6.878           345         81.25           762
776 - 800                                    4        820,971          0.66         7.143           324         78.81           785
---------------------------------  ------------- ------------- -------------   ------------ ------------ ------------- -------------
TOTAL:                                     733    124,900,002        100.00         7.639           347         81.30           624
=================================  ============= ============= =============   ============ ============ ============= =============

Minimum: 500
Maximum: 787
Weighted Average: 624

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 76
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

                    FOR ADDITIONAL INFORMATION PLEASE CALL:

                                 MORGAN STANLEY
    -----------------------------------------------------------------------

         ASSET BACKED FINANCE
         --------------------

         Val Kay                                        212-761-2162

         Jessica Bellamy                                212-761-2229

         Forchi Chen                                    212-761-2154

         ABS SYNDICATE & TRADING
         -----------------------

         Jay Hallik                                     212-761-2252

         Rick Onkey                                     212-761-2122

         Vanessa Vanacker                               212-761-2016


                             RATING AGENCY CONTACTS
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         STANDARD & POOR'S
         -----------------
         Chris Deasy                                    212-438-2405

         MOODY'S
         -------
         Karin Kelner                                   212-553-7191

         FITCH
         -----
         Jamie Moy                                      212-908-0862

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                    Page 77
--------------------------------------------------------------------------------